2,456,800 SHARES OF COMMON STOCK

SHENGKAI INNOVATIONS, INC.

UNDERWRITING AGREEMENT

November 19, 2010

MAXIM GROUP LLC
405 Lexington Avenue
New York, NY 10174

Global Hunter Securities, LLC
777 Third Avenue
New York, NY 10017

As Representatives of the Underwriters
named on Schedule A hereto

Ladies and Gentlemen:

Shengkai Innovations, Inc., a Florida corporation (the “Company”), confirms its agreement, subject to the terms and conditions set forth herein, with each of the underwriters listed on Exhibit A hereto (collectively, the “Underwriters”), for whom each of Maxim Group LLC and Global Hunter Securities, LLC is acting as representative (each, a “Representative,” and collectively, the “Representatives”), to sell and issue to the Underwriters an aggregate of 2,456,800 shares of common stock, $0.001 par value per share (the “Common Shares”) of the Company (the “Shares”).  The Shares are more fully described in the Registration Statement and Prospectus referred to below.

The offering and sale of the Common Shares contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.”

1.           Shares.

(a)       Purchase of Shares.  On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of 2,456,800 Shares of the Company at a purchase price (net of discounts and commissions) of $5.17 per Share.  The Underwriters, severally and not jointly, agree to purchase from the Company the number of Shares set forth opposite their respective names on Schedule A attached hereto and made a part hereof at a purchase price (net of discounts and commissions) of $5.17 per Share.  In addition, the Company shall pay the Underwriters a corporate finance fee equal to one percent (1%), or $0.055 per Share.  The corporate finance fee shall be paid to the Underwriters for the structuring of the terms of the Offering.

(b)       Payment and Delivery.  Delivery and payment for the Shares shall be made at 9:15 A.M., New York time, on the third Business Day following the effective date (the “Effective Date”) of this Underwriting Agreement (or the fourth Business Day following the Effective Date, if the Shares are priced after 4:30 p.m.) or at such earlier time as shall be agreed upon by the Representatives and the Company at the offices of Maxim Group LLC, 405 Lexington Avenue, New York, NY 10174 or at such other place as shall be agreed upon by the Representative and the Company.  The hour and date of delivery and payment for the Shares is called the “Closing Date.”  The payment of the purchase price for, and delivery the Shares is referred to herein as the “Closing.” Payment for the Shares (less commissions, expense allowance and actual expense payments or other fees payable pursuant to this Agreement) shall be made on the Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds.  Delivery of the Shares to the Underwriters may be made by means of delivery of certificates (in form and substance satisfactory to the Underwriters) representing the Shares or through the full fast transfer facilities of the Depository Trust Company (the “DTC”) for the account of the Underwriters.  The Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two Business Days prior to the Closing Date.  The Company will permit the Representatives to examine and package the Shares for delivery, at least one full Business Day prior to the Closing Date.  The Company shall not be obligated to sell or deliver the Shares except upon tender of payment by the Representatives for all the Shares.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(c)       Representative’s Warrants.  As additional consideration, the Company hereby agrees to issue and sell to each Representative (and/or their respective designees) on the Effective Date warrants (the “Representative’s Warrants”) for the purchase of an aggregate of 122,840 Common Shares (2.5% of the number of Shares or 5% in the aggregate) for an aggregate purchase price of $100.00.  The Representative’s Warrants shall be exercisable, in whole or in part, commencing on the date that is six (6) months from the Effective Date and expiring on the three-year anniversary of the Effective Date at an initial exercise price per share of $6.875, which is equal to one hundred and twenty-five percent (125%) of the public offering price of a Share.  The Representatives’ Warrants and the Common Shares issuable upon exercise of the Representatives’ Warrants are hereinafter referred to collectively as the “Representatives’ Securities.”  The Shares and the Representatives’ Securities are referred to as the “Securities.”

2.           Representations and Warranties of the Company.

2.1               The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date:

(a)       The Company filed with the Securities and Exchange Commission (the “Commission”) on June 3, 2010 a registration statement on Form S-3 (Registration File No. 333-167276) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on October 25, 2010 for the registration under the Securities Act of the Securities. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Securities and the plan of distribution thereof and has advised the Representatives of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement”; and the Base Prospectus, any Preliminary Prospectus and any amendments or further supplements to such prospectus, and including, without limitation, the final Prospectus Supplement, filed pursuant to and within the limits described in Rule 424(b) with the Commission in connection with the proposed sale of the Shares contemplated by this Agreement through the date of such Prospectus Supplement, is hereinafter called the “Prospectus.”  If the Company has filed, or is required to file, an abbreviated registration statement to register additional shares pursuant to Rule 462(b) under the Rules and Regulations (the “Rule 462(b) Registration Statement”), then any reference herein to the Registration Statement shall also be deemed to include such Rule 462(b) Registration Statement.   Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained, “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(b)       The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply, or will comply, as the case may be, in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c)       No representation and warranty is made in this Agreement, however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein.  The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the subsections of the “Underwriting” section of the Prospectus captioned “Stabilization,” “Pricing of Securities,” the last sentence of “Other Matters” and the penultimate paragraph on the cover page of the Preliminary Prospectus and the Prospectus (the “Underwriters’ Information”).

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(d)       Neither: (i) any Issuer-Represented General Free Writing Prospectus(es) (as defined below) issued at or prior to the Time of Sale (as defined below) and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus(es) (as defined below), when considered together with the General Disclosure Package, includes or included as of the Time of Sale, any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any General Disclosure Package, Issuer-Represented Free Writing Prospectus  or any Issuer-Represented Limited-Use Free Writing Prospectus (as defined below) based upon and in conformity with written information furnished to the Company by the Representatives specifically for use therein.

(e)       Each Issuer-Represented Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus.  If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representatives so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is promptly amended or supplemented by the Company, at its own expense, to eliminate or correct such conflict, untrue statement or omission.  The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representatives specifically for use therein.

(f)       The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the General Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company.  Unless the Company obtains the prior consent of the Representatives, the Company has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission.  The Company has complied and will comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Issuer-Represented Free Writing Prospectus as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, including timely filing with the Commission where required, legending and record keeping.  The Company has satisfied and will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

(g)       Each Underwriter agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Securities that would constitute an Issuer-Represented Free Writing Prospectus (as defined below) or that would otherwise (without taking into account any approval, authorization, use or reference thereto by the Company) constitute a “free writing prospectus” required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Company hereto shall be deemed to have been given in respect of any Issuer-Represented General Free Writing Prospectuses referenced on Schedule C attached hereto

As used in this Agreement, the terms set forth below shall have the following meanings:

(i)           “Time of Sale” means 4:30 P.M. (Eastern time) on the date of this Agreement.

(ii)           “Statutory Prospectus” as of any time means the prospectus that is included in the Registration Statement immediately prior to that time.  For purposes of this definition, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A or 430B shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(iii)           “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Securities Act because it contains a description of the Securities or of the offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic road show,” as defined in Rule 433 of the Regulations, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act.

(iv)           “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C to this Agreement.

(v)           “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus.  The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 of the Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii), even though not required to be filed with the Commission.

(h)       Albert Wong & Co. (“AWC”) and BDO China Li Xin Da Hua (“BDO”), whose reports relating to the Company are included in the Registration Statement, are independent public accountants as required by the Securities Act, the Exchange Act and the Rules and Regulations and, to the Company’s knowledge, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (“Sarb-Ox”).

(i)       Subsequent to the respective dates as of which information is presented in the Registration Statement, the General Disclosure Package and the Prospectus, and except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus: (i) the Company has not declared, paid or made any dividends or other distributions of any kind on or in respect of its capital stock, and (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and its Subsidiaries (as defined below), taken as a whole; (B) the long-term debt or capital stock of the Company or any of its Subsidiaries; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus (a “Material Adverse Change”).  Since the date of the latest balance sheet presented in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Registration Statement and the Prospectus.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(j)       As of the dates indicated in the Registration Statement, the General Disclosure Package and the Prospectus, the authorized, issued and outstanding shares of capital stock of the Company were as set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the column headed “Actual” under the section thereof captioned “Capitalization” and, after giving effect to the Offering and the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus, will be as set forth in the column headed “As Adjusted” in such section.  All of the issued and outstanding shares of capital stock of the Company, including the outstanding Warrants of the Company, are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable state, federal and foreign securities laws and not in violation of or subject to any preemptive or similar right that does or will entitle any Person (as defined below), upon the issuance or sale of any security, to acquire from the Company or any Subsidiary any Relevant Security.  As used herein, the term “Relevant Security” means any Common Shares or other security of the Company or any Subsidiary that is convertible into, or exercisable or exchangeable for Common Shares or equity securities, or that holds the right to acquire any Common Shares or equity securities of the Company or any Subsidiary or any other such Relevant Security, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.  As used herein, the term “Person” means any foreign or domestic individual, corporation, trust, partnership, joint venture, limited liability company or other entity.  Except as set forth in, or contemplated by, the Registration Statement, the General Disclosure Package and the Prospectus, on the Effective Date and on the Closing Date, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued Common Shares or any security convertible into Common Shares, or any contracts or commitments to issue or sell Common Shares or any such options, warrants, rights or convertible securities.

(k)       The Shares have been duly and validly authorized and, when issued, delivered and paid for in accordance with this Agreement on the Closing Date, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable state, federal and foreign securities laws and will not have been issued in violation of or subject to any preemptive or similar right that does or will entitle any Person to acquire any Relevant Security from the Company or any Subsidiary upon issuance or sale of the Shares in the Offering.  The Common Shares conform to the descriptions thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any Subsidiary has outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.

(l)       The Common Shares underlying the Representatives’ Warrants have been duly authorized for issuance, will conform to the description thereof in the Registration Statement and in the Prospectus and have been validly reserved for future issuance and will, upon exercise of the Representatives’ Warrants and payment of the exercise price thereof, be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or similar rights to subscribe for or purchase securities of the Company.  The issuance of such securities is not subject to any statutory preemptive rights under the laws of the State of Florida or the Company’s organization documents as in effect at the time of issuance, rights of first refusal or other similar rights of any securityholder of the Company (except for such preemptive or contractual rights as were waived).

(m)     The subsidiaries of the Company (the “Subsidiaries”) are Shen Kun International Limited, a company organized under the laws of British Virgin Islands (“Shen Kun”), which is owned 100% by the Company, and Shengkai (Tianjin) Limited (“SK Ceramic Valves”), a company organized under the laws of the People’s Republic of China (the “PRC”), which is owned 100% by Shen Kun.  Shen Kun and SK Ceramic Valves are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act.  SK Ceramic Valves has entered into a series of agreements with Tianjin Shengkai Industrial Technology Development Co., Ltd. (“Shengkai”) giving SK Ceramic Valves control over Shengkai, the operating company of the Company.  Except for the Subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned, directly or indirectly, by the Company, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever (any “Lien”).  No director, officer or key employee of the Company named in the Prospectus holds any direct equity, debt or other pecuniary interest in any Subsidiary or any Person with whom the Company or any Subsidiary does business or is in privity of contract with, other than, in each case, indirectly through the ownership by such individuals of Common Shares.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(n)       Each of the Company and the Subsidiaries has been duly incorporated, formed or organized, and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation, formation or organization.  Each of the Company and the Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Registration Statement, the General Disclosure Package and the Prospectus, and to own, lease and operate its respective properties.  Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of the Company or any Subsidiary; or (iii) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement, the General Disclosure Package and the Prospectus (any such effect being a “Material Adverse Effect”).

(o)       Neither the Company nor any Subsidiary: (i) is in violation of its certificate or articles of incorporation, memorandum and articles of association, by-laws, certificate of formation, limited liability company agreement, joint venture agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any material respect of any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body applicable to the Company or any Subsidiaries, except (in the case of clause (ii) above) for any Lien disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(p)       The Company has full right, power and authority to execute and deliver this Agreement, the Representatives’ Warrants, the intellectual property development protection service agreement executed between the Company and Chen Wang, substantially in the form attached hereto as Annex I (the “Intellectual Property Development Protection Service Agreement”), the trade secret identification and confirmatory assignment and all attachments thereto executed between the Company and Chen Wang, substantially in the form attached hereto as Annex II (the “Trade Secret Identification and Confirmatory Assignment”) and all other agreements, documents, certificates and instruments required to be delivered pursuant to this Agreement (collectively, the “Transaction Documents”).  The Company has duly and validly authorized the Transaction Documents.  The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(q)       The description of the corporate structure of the Company and the various contracts between the Company and the Subsidiaries set forth in the Registration Statement, the General Disclosure Package and the Prospectus in the section entitled “Corporate Structure and Organization” is accurate, complete and fair in all material respects; and each of the events and transactions set forth therein has been duly authorized and does not (A) to the knowledge of the Company, contravene any provision of applicable law or statute, rule or regulation of any governmental agency having jurisdiction over the Company or any Subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC) to the extent that such contravention is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, (B) contravene the articles of association, business license or other constitutive documents of the Company or any Subsidiaries, or (C) conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any Subsidiaries is a party or by which the Company or any Subsidiaries is bound or to which any of the property or assets of the Company or any Subsidiaries is subject to the extent that such conflict or breach is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(r)       The execution, delivery, and performance of the Transaction Documents, and consummation of the transactions contemplated by this Agreement do not and will not: (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Subsidiary, or (iii) violate or conflict with any law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, domestic or foreign (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC), except in the case of subsections (i) and (iii) for any default, conflict or violation that would not have or reasonably be expected to have a Material Adverse Effect.

(s)       Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, each of the Company and the Subsidiaries has all consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate its properties and conduct its business as it is now being conducted and as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, and each such Consent is valid and in full force and effect.  Neither the Company nor any Subsidiary has received notice of any investigation or proceedings which results in or, if decided adversely to the Company or any Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent.  No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(t)       Each of the Company and the Subsidiaries is in compliance with all applicable laws, rules, regulations, ordinances, directives, judgments, decrees and orders, foreign and domestic, except for any non-compliance the consequences of which would not have or reasonably be expected to have a Material Adverse Effect.  Neither the Company, nor any of its Affiliates (within the meaning of Rule 144 under the Securities Act) (“Affiliates”) has received any notice or other information from any regulatory or other legal or governmental agency which could reasonably be expected to result in any default or potential decertification by the Company, or any of its Affiliates.

(u)       No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body or any third party, foreign or domestic is required for the execution, delivery and performance of the Transaction Documents or consummation of each of the transactions contemplated by this Agreement, including the issuance, sale and delivery of the Securities to be issued, sold and delivered hereunder, except the registration under the Securities Act of the Securities, which has become effective, and such Consents as may be required under state securities or blue sky laws or the by-laws and rules of the Nasdaq Global Market, where the Common Shares have been approved for listing, and the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase and distribution of the Securities by the Underwriters, each of which has been obtained and is in full force and effect.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(v)       Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, domestic or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, would reasonably be expected to have a Material Adverse Effect.  To the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated.

(w)       The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the requirements of the Securities Act, the Exchange Act and present fairly the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated Subsidiaries.  Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, said financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved, except in the case of unaudited financials which are subject to normal year end adjustments and do not  contain certain footnotes.  The supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information required to be stated therein.  No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus.  The other financial and statistical information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the General Disclosure Package and the Prospectus and the books and records of the respective entities presented therein.

(x)       There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the General Disclosure Package and the Prospectus in accordance with Regulation S-X which have not been included as so required.  The pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus has been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and include all adjustments necessary to present fairly in accordance with generally accepted accounting principles the pro forma and as adjusted financial position of the respective entity or entities presented therein at the respective dates indicated and their cash flows and the results of operations for the respective periods specified.  The assumptions used in preparing the pro forma and pro forma as adjusted financial information included in the Registration Statement, the General Disclosure Package and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein.  The related pro forma and pro forma as adjusted adjustments give appropriate effect to those assumptions; and the pro forma and pro forma as adjusted financial information reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(y)       The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

(z)        The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and files reports with the Commission on the EDGAR system.  The Common Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the outstanding Common Shares are listed on the Nasdaq Global Market.  The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or de-listing the Common Shares from the Nasdaq Global Market, nor has the Company received any notification that the Commission or Nasdaq Stock Exchange is contemplating terminating such registration or listing. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing, and all other documents and registration statements heretofore filed by the Company with the Commission being hereinafter referred to as the “SEC Documents”).  None of the SEC Documents, at the time they were filed with the Commission (except those SEC Documents that were subsequently amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included (or incorporated by reference) in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto (except those SEC Documents that were subsequently amended).

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(aa)    The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer.  The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the General Disclosure Package and in the Prospectus.

(bb)   Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as described in the Registration Statement, the General Disclosure Package or in the Prospectus, since the Company’s date of formation, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(cc)    No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(dd)   The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of the rules and regulations of the Nasdaq Global Market and the Board of Directors and/or audit committee has adopted a charter that satisfies the requirements of the rules and regulations of the Nasdaq Global Market.  The audit committee has reviewed the adequacy of its charter within the past twelve months.  Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Board of Directors nor the audit committee has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(ee)    Neither the Company nor any of its Affiliates has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(ff)     Neither the Company nor any of its Affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated” pursuant to the Securities Act or the Rules and Regulations with the offer and sale of the Securities pursuant to the Registration Statement.  Except as disclosed in the Registration Statement, the General Disclosure Package, the Prospectus, neither Company nor any of its Affiliates has sold or issued any Relevant Security during the six-month period preceding the date of the Prospectus, including but not limited to any sales pursuant to Rule 144A or Regulation D or S under the Securities Act, other than Common Shares issued pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants as described in the Registration Statement, the General Disclosure Package and the Prospectus.

(gg)   All information contained in the questionnaires completed by each of the Company’s officers and directors immediately prior to the Offering and provided to the Representative as well as the biographies of such individuals in the Registration Statement are true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the directors and officers to become inaccurate and incorrect.

(hh)   No director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be and act in his respective capacity of the Company.

(ii)      Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, no holder of any Relevant Security has any rights to require registration of any Relevant Security as part or on account of, or otherwise in connection with, the offer and sale of the Securities contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof, and any such waivers remain in full force and effect.

(jj)      The conditions for use of Form S-3 to register the Offering under the Securities Act, as set forth in the General Instructions to such Form, have been satisfied.

(kk)    The Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended, and is not and will not be an entity “controlled” by an “investment company” within the meaning of such act.

(ll)      No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement or the Prospectus which is not so described as required.  There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as described in the Registration Statement, the General Disclosure Package and the Prospectus.  The Company has not, in violation of the Sarb-Ox directly or indirectly, including through a Subsidiary (other than as permitted under the Sarb-Ox for depositary institutions), extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(mm)  The Company is in material compliance with the provisions of Sarb-Ox and the Rules and Regulations promulgated thereunder and related or similar rules and regulations promulgated by the Nasdaq Global Market or any other governmental or self regulatory entity or agency, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.  Without limiting the generality of the foregoing: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of the audit committee of the Company’s board of directors, meet the qualifications of independence as set forth under applicable laws, rules and regulations and (ii) the audit committee of the Company’s board of directors has at least one member who is an “audit committee financial expert” (as that term is defined under applicable laws, rules and regulations).

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(nn)   Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any Person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or Affiliates that may affect the Underwriters’ compensation as determined by FINRA.

(oo)   The Company and each Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Registration and the Prospectus.  The Company and the Subsidiaries have good and marketable title in fee simple, or have been validly granted long term land use rights, to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement, the General Disclosure Package and the Prospectus or such as do not (individually or in the aggregate) materially affect the business or prospects of the Company or any of the Subsidiaries.  Any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not interfere with, the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.  Neither the Company nor any Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

(pp)   The Company and each Subsidiary: (i) owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement, the General Disclosure and Prospectus and (ii) have no knowledge that the conduct of their respective businesses do or will conflict with, and they have not received any notice of any claim of conflict with, any such right of others.  Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any Subsidiary has granted or assigned to any other Person any right to sell the current products and services of the Company and its Subsidiaries or those products and services described in the Registration Statement and Prospectus.  To the knowledge of the Company, there is no infringement by third parties of any such Intellectual Property; there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s or any Subsidiary’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.  To the Company’s knowledge, all material technical information developed by and belonging to the Company or any Subsidiary which has not been patented (including, without limitation, the technical know-how of Mr. Chen Wang, including the “recipe” referred to in the Prospectus) has been kept confidential so as, among other things, all such information may be deemed proprietary to the Company. Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its Subsidiaries’ Confidential Information to any third party. Except as set forth in the Registration Statement, the General Disclosure Package, or the Prospectus, neither the Company nor any Subsidiary has granted or assigned to any other Person any right to sell the current products and services of the Company and its Subsidiaries or those products and services described in the Registration Statement and Prospectus.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(qq)   The agreements and documents described in the Registration Statement, the General Disclosure Package and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed.  Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement, the General Disclosure Package or the Prospectus or attached as an exhibit thereto, or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder.  To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

(rr)     No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus.

(ss)    The disclosures in the Registration Statement, the General Disclosure Package and the Prospectus concerning the effects of foreign, federal, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(tt)     Each of the Company and the Subsidiaries has accurately prepared and timely filed all federal, state, foreign, including the PRC, and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return).  No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s federal, state, local or foreign, including the PRC, taxes is pending or, to the Company’s knowledge, threatened.  The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the Company’s most recent audited financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business.  There is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.  Neither the Company nor any Subsidiary is required to make any tax filings in the British Virgin Islands.

(uu)   No labor disturbance by the employees of the Company or any Subsidiary currently exists or, to the Company’s knowledge, is likely to occur.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(vv)   Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and each Subsidiary have at all times operated their respective businesses in material compliance with all Environmental Laws, and no material expenditures are or will be required in order to comply therewith.  Neither the Company nor any Subsidiary has received any notice or communication that relates to or alleges any actual or potential violation or failure to comply with any Environmental Laws that will result in a Material Adverse Effect.  As used herein, the term “Environmental Laws” means all applicable laws and regulations, including any licensing, permits or reporting requirements, and any action by a federal state or local government entity pertaining to the protection of the environment, protection of public health, protection of worker health and safety, or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. § 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 690-1, et seq., and the Toxic Substances Control Act, 15 U.S.C. § 2601, et seq. or similar laws and regulations, to the extent applicable, under the laws and regulations of the PRC.

(ww)  The PRC government has not imposed any restriction on power consumption on the Company or any Subsidiary and, to the knowledge of the Company, no restriction on power consumption is likely to be imposed on the Company or any Subsidiary.  The Company and the Subsidiaries are not high energy consumption enterprises and the past and current power consumption of the Company and the Subsidiaries has been within the range permitted under the laws and regulations of the PRC.

(xx)  Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any Subsidiary is a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) or similar rules and regulations of the PRC which: (i) is subject to any provision of ERISA or such rules and regulations of the PRC and (ii) is or was at any time maintained, administered or contributed to by the Company or any Subsidiary and covers any employee or former employee of the Company or any Subsidiary or any ERISA Affiliate (as defined hereafter).  These plans are referred to collectively herein as the “Employee Plans.”  For purposes of this Section, “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity.

(yy)    The Registration Statement, the General Disclosure Package and the Prospectus identify each employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any Subsidiary or any of their respective ERISA Affiliates, and (iii) covers any employee or former employee of the Company or any Subsidiary or any of their respective ERISA Affiliates.  These contracts, plans and arrangements are referred to collectively in this Agreement as the “Benefit Arrangements.” Each Benefit Arrangement has been maintained in substantial compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement.

(zz)   Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, there is no liability in respect of post-retirement health and medical benefits for retired employees of the Company or any Subsidiary or any of their respective ERISA Affiliates other than medical benefits required to be continued under applicable law, determined using assumptions that are reasonable in the aggregate, over the fair market value of any fund, reserve or other assets segregated for the purpose of satisfying such liability (including for such purposes any fund established pursuant to Section 40 1(h) of the Code).  With respect to any of the Company’s or any Subsidiaries’ Employee Plans which are “group health plans” under Section 4980B of the Code and Section 607(1) of ERISA, there has been material compliance with all requirements imposed there under such that the Company or any Subsidiary or their respective ERISA Affiliates have no (and will not incur any) loss, assessment, tax penalty, or other sanction with respect to any such plan.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(aaa)    As set forth in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor any Subsidiary is a party to or subject to any employment contract or arrangement providing for annual future compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) of more than $120,000 to any officer, consultant, director or employee.

(bbb)  The execution of the Transaction Documents or consummation of the Offering does not constitute a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company or any Subsidiary other than an event that is not material to the financial condition or business of the Company or any Subsidiary, either individually or taken as a whole.

(ccc) No “prohibited transaction” (as defined in either Section 406 of the ERISA or Section 4975 of Code), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company or any Subsidiary would have any liability; each employee benefit plan of the Company or any Subsidiary is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each employee benefit plan of the Company or any Subsidiary that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(ddd)  Neither the Company, any Subsidiary nor, to the Company’s knowledge, any of their respective employees or agents has at any time during the last five (5) years: (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, including government officers or officials in the PRC, or other Person charged with similar public or quasi-public duties, other than payments that are not prohibited by the laws of the United States of any jurisdiction thereof.

(eee) The Company has not offered, or caused the Underwriters to offer, the Shares to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company or any Subsidiary to alter the customer’s or supplier’s level or type of business with the Company or any Subsidiary or (ii) a journalist or publication to write or publish favorable information about the Company, any Subsidiary or its products or services.

(fff)  As of the date hereof and as of the Closing Date, and except as contemplated by this Agreement, neither the Company nor any Subsidiary operates within the United States or any state or territory thereof in such a manner so as to subject the Company or its operations or businesses to registration as a foreign company doing business in any state within the United States or to any of the following laws in any material respect: (i) the Bank Secrecy Act, as amended, (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, (iii) the Foreign Corrupt Practices Act of 1977, as amended, (iv) the Currency and Foreign Transactions Reporting Act of 1970, as amended, (v) the Employee Retirement Income Security Act of 1974, as amended, (vi) the Money Laundering Control Act of 1986, as amended (vii) the rules and regulations promulgated under any such law, or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law and (viii) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or any administrative or judicial body thereof.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(ggg)    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes of the PRC and the United States and, to the Company’s knowledge, all other jurisdictions to which the Company and its Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(hhh) Except as set forth in the Registration Statement and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company.

(iii) Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company (as such term is defined under Rule 144 under the Securities Act, an “Affiliate”) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing  the  activities of any person currently subject to any U.S. sanctions administered by OFAC.

(jjj)     Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the establishment of SK Ceramic Valves and the acquisition of the equity interest of SK Ceramic Valves by Shen Kun fully complied with the PRC laws and regulations and all the necessary approvals and registrations for Shen Kun’s acquisition of the equity interest in SK Ceramic Valves had been obtained.

(kkk)     All dividends and other distributions declared and payable on the Shares may under the current laws and regulations of the State of Florida be paid to the holders, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the State of Florida and are otherwise free and clear of any other tax, withholding or deduction in the State of Florida and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or governmental agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties in the State of Florida.

(lll)  Except as described in the Registration Statement, the General Disclosure Package, all dividends and other distributions declared and payable on the share capital of any of the PRC Subsidiaries and their subsidiaries may, under the current laws and regulations of the PRC, be freely transferred out of the PRC and may be paid in U.S. dollars subject to the completion of the relevant procedural formalities, such as providing the evidence of tax payment issued by the competent tax authority of the PRC, and subject to the potential withholding tax.

(mmm)     Any previous restructuring (i.e. equity transfer) of the Company and the Subsidiaries will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject to the extent that such conflict or breach is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; (ii) result in any violation of the provisions of the Certificate of Incorporation, By-laws or other constituent documents of the Company or any Subsidiary; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their properties (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC) to the extent that such violation is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(nnn)     The Company is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice. The Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Registration Statement and each director has confirmed that he or she understands such legal advice.

(ooo) The issuance and sale of the Shares, the listing and trading of the Shares on the Nasdaq Global Market or the consummation of the transactions contemplated by this Agreement is not and will not be, as of the date hereof adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules (collectively, the “M&A Rules and Related Clarifications”).

(ppp) Each of the Company and Subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, reasonable steps to ensure compliance by each of its shareholders, option holders, directors, officers, and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or the repatriation of the proceeds from overseas offering and listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company, (the “PRC Overseas Investment and Listing Regulations”), including without limitation, requesting each shareholder, option holder, director, officer, and employees that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(qqq) The Company has taken all reasonable steps to comply with, and to ensure compliance by all of the Company’s shareholders who are PRC residents with any applicable SAFE Rules and Regulations, including without limitation, taking reasonable steps to require each of its shareholders and option holders that is, or is directly or indirectly owned or controlled by, a PRC resident to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(rrr) As used in this Agreement, references to matters being “material” with respect to the Company or its Subsidiaries shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company or the applicable Subsidiaries, either individually or taken as a whole, as the context requires.

(sss)    As used in this Agreement, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company and the applicable Subsidiaries who are named in the Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their duties as officers, directors or managers of the Company or the applicable Subsidiaries).

Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to Kramer Levin Naftalis & Frankel LLP (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

3.           Reserved.

4.           Offering.  Upon satisfaction of the conditions set forth in Section 7 hereof and the authorization of the release of the Shares by the Representatives, the Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

5.           Covenants of the Company.  The Company acknowledges, covenants and agrees with the Underwriters that:

(a)       The Registration Statement and any amendments thereto have been declared effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to the Representatives of such timely filing.

(b)       During the period beginning on the date hereof and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act is no longer required to be provided), in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the General Disclosure Package or the Prospectus, the Company shall furnish to the Underwriters for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriters reasonably object within 36 hours of delivery thereof to the Underwriters and its counsel.

(c)       After the date of this Agreement, the Company shall promptly advise the Underwriters in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Prospectus, the General Disclosure Package or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any Prospectus, the General Disclosure Package, the Prospectus or any Issuer-Represented Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing the Common Stock from any securities exchange upon which it is listed for trading, or of the threatening or initiation of any proceedings for any of such purposes.  If the Commission shall enter any such stop order at any time, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment.  Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

(d)       (i)           During the Prospectus Delivery Period, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the General Disclosure Package, and the Registration Statement and the Prospectus.  If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package ) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriters or counsel to the Underwriters to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package ) to comply with the Securities Act or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Underwriters and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(ii)            If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Underwriters and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e)       The Company will promptly deliver to the Underwriters and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof.  The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Underwriters may reasonably request.  Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Underwriters may reasonably request.

(f)       The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(g)       If the Company elects to rely on Rule 462(b) under the Securities Act, the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the Act by the earlier of: (i) 10:00 p.m., New York City time, on the date of this Agreement, and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(h)       The Company will use its best efforts, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Securities for offering and sale under the securities laws relating to the offering or sale of the Securities of such jurisdictions, domestic or foreign, as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process or to subject itself to taxation if it is otherwise not so subject.

(i)       The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(j)       Except with respect to (i) securities of the Company which may be issued in connection with an acquisition of another entity  (or the assets thereof) or (ii) the issuance of securities of the Company intended to provide the Company with proceeds to acquire another entity (or the assets thereof), during the nine (9) months following the Closing Date, the Company or any successor to the Company shall not undertake any public or private offerings of any equity securities of the Company (including equity-linked securities) or adopt an employee stock option plan without the written consent of the Representatives, which consent shall not be unreasonably withheld.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(k)       Except with respect to (i) securities of the Company which may be issued in connection with an acquisition of another entity (or the assets thereof), or (ii) the issuance of securities of the Company intended to provide the Company with proceeds to acquire another entity (or the assets thereof), during the nine (9) months following the Closing Date, without the consent of the Representative which shall not be unreasonably withheld: the Company will not file any registration statement relating to the offer or sale of any of the Company’s securities.

(l)       Following the Closing Date, the Company and any of the individuals listed on Schedule B hereto (the “Lock-Up Parties”) shall not sell or otherwise dispose of any securities of the Company, whether publicly or in a private placement during the period that their respective lock-up agreements are in effect.  The Company will deliver to the Representative the agreements of Lock-Up Parties to the foregoing effect prior to the Closing Date, which agreements shall be substantially in the form attached hereto as Annex IV.

(m)      Intentionally Omitted.

(n)       Intentionally Omitted.

(o)       If the Company fails to maintain the listing of its Common Shares on a nationally recognized exchange, for a period of three (3) years from the effective date of the Registration Statement, the Company, at its expense, shall obtain and keep current a listing in the Standard & Poor’s Corporation Records Services or the Moody’s Industrial Manual; provided that Moody’s OTC Industrial Manual is not sufficient for these purposes.

(p)       During the period of three (3) years from the effective date of the Registration Statement, the Company will make available to the Underwriters copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Underwriters: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission) provided that Underwriters agree to a duty of confidentiality and provide an undertaking not to trade any of the Company’s securities if such additional information is confidential and/or qualifies as “material non-public” information.

(q)       The Company will not issue press releases or engage in any other publicity, without the Representatives’ prior written consent, for a period ending at 5:00 p.m. Eastern time on the first business day following the forty-fifth (45th) day following the Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business.

(r)       The Company has or will retain StockTrans Inc. (or a transfer agent of similar competence and quality) as transfer agent for the Securities and shall continue to retain such transfer agent for a period of three (3) years following the Closing Date.

(s)       The Company will apply the net proceeds from the sale of the Securities as set forth under the caption “Use of Proceeds” in the Prospectus.  Without the written consent of the Representatives, no proceeds of the Offering will be used to pay outstanding loans from officers, directors or shareholders or to pay any accrued salaries or bonuses to any employees or former employees.

(t)       The Company will use its best efforts to effect and maintain the listing of the Securities on the Nasdaq Global Market or any U.S. national exchange for at least three (3) years after the Closing Date.

(u)       The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(v)       The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Shares.

(w)      The Company will not take, and will cause its Affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(x)       The Company shall cause to be prepared and delivered to the Representatives, at its expense, within one (1) business day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering.  As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representatives, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representatives, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).  The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Securities is required to be delivered under the Securities Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

(y)       The Company represents and agrees that, unless it obtains the prior written consent of each Representative, and each Representative represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule C.  Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.

6.           Consideration; Payment of Expenses.

(a)       In consideration of the services to be provided for hereunder, the Company shall pay to the Representatives or their respective designees an equal portion, on a 50/50 basis, of the following compensation with respect to the Shares which they are offering:

(i)            An underwriting discount of six percent (6%) as set forth in Section 1.1(a) and (c);

(ii)           A corporate finance fee of one percent (1%) as set forth in Section 1(a); and

(iii)          The Representatives’ Warrants.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(b)       The Company grants the Representatives the right of participation to act as lead underwriter or minimally as a co-manager for a period of twelve (12) months from the Closing Date, for any and all public and private equity and debt offerings, excluding ordinary course of business financings such as bank lines of credit, accounts receivable, factoring and financing generated by the Company or any successor to or any subsidiary of the Company. The Company shall provide written notice to Representatives with terms of such offering and if Representatives fail to accept in writing any such proposal for such public or private sale within 20 days after receipt of a written notice from the Company containing such proposal, then the Representatives will have no claim or right with respect to any such sale contained in any such notice.

(c)       The Representatives reserve the right to reduce any item of compensation or adjust the terms thereof as specified herein  in the event that a determination shall be made by FINRA to the effect that the Underwriters’ aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

(d)       Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including the following:

(i)           all expenses in connection with the preparation, printing, formatting for EDGAR and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii)           all fees and expenses in connection with the filing of Corporate Offerings Business & Regulatory Analysis (“COBRADesk”) filings with FINRA;

(iii)          all fees and expenses in connection with filing of the Registration Statement and Prospectus with the Commission;

(iv)          the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Securities Act and the Offering;

(v)           all expenses in connection with the qualifications of the Shares for offering and sale under state or foreign securities or blue sky laws, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue by survey undertaken by such counsel;

(vi)          all fees and expenses in connection with listing the Securities on the Nasdaq Global Market;

(vii)         all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares (“Road Show Expenses”);

(viii)       any stock transfer taxes incurred in connection with this Agreement or the Offering

(ix)          the cost of preparing stock certificates representing the Securities;

(x)           the cost and charges of any transfer agent or registrar for the Securities;

(xi)          any cost and expenses in conducting satisfactory due diligence investigation and analysis of the Company’s officers, directors, employees, and affiliates;

(xii)         all fees and disbursements of counsel to the Underwriters; and

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(xiii)        all other costs and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this Section 6.

(e)       In addition to the costs and expenses set forth in Section 6(c), the Company will be responsible for: (i) the cost of two (2) “tombstone” advertisements to be placed in appropriate daily or weekly periodicals of the Representatives’ choice (i.e., The Wall Street Journal and The New York Times); and (ii) the cost of five (5) bound volumes of the Offering documents and eight (8) Offering commemorative lucite (or other reasonable form) memorabilia, both to be supplied to the Representatives.

(f)       Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 6 or 12(b) hereof, or subsequent to a Material Adverse Change, the Company will pay, up to $100,000 (less any advances previously paid (the “Advances”)), all out-of-pocket expenses of the Underwriters (including but not limited to fees and disbursements of counsel to the Underwriters) incurred in connection herewith which shall be limited to expenses which are actually incurred as allowed under FINRA Rule 5110.  In the event the Offering is completed, any Advances received by Maxim shall be reimbursed to the Company at the Closing.

7.           Conditions of Underwriters’ Obligations.  The obligations of the Underwriters to purchase and pay for the Shares as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date (ii) the absence from any certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriters’ Counsel pursuant to this Section 7 of any misstatement or omission (iii) the performance by the Company of its obligations hereunder, and (iv) each of the following additional conditions.  For purposes of this Section 7, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Shares and each of the foregoing and following conditions must be satisfied as of each Closing.

(a)       The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives.  If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Representatives’ satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b)       The Representatives shall not have reasonably determined, and advised the Company, that the Registration Statement, the General Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the Representatives’ reasonable opinion, is material, or omits to state a fact which, in the Representatives’ reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c)       The Representatives shall have received (i) the favorable written opinion of Sichenzia Ross Friedman Ference LLP, United States legal counsel for the Company in the form attached hereto as Annex V and the favorable written opinion Harney Westwood & Riegels, British Virgin Islands counsel for the Company in the form attached hereto as Annex VI, each dated as of the Closing Date addressed to the Representatives of the Underwriters and (ii) the favorable written opinion of Deheng Law Offices, legal counsel for the Company with respect to the laws of the PRC dated as of the Closing Date, addressed to the Representatives of the Underwriters in the form attached hereto as Annex VII.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(d)       Intentionally Omitted.

(e)       The Representatives shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date to the effect that: (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Sections 1 and 2 hereof are accurate, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement and the Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference and (vii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change or any development involving a prospective Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(f)       On the date of this Agreement and on the Closing Date, the Underwriters shall have received a “cold comfort” letter from AWC and BDO as of the date of the date of delivery and addressed to the Underwriters and in form and substance satisfactory to the Underwriters and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter.

(g)       Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt of the Company or any Subsidiary or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole, including but not limited to the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(h)       The Representatives shall have received from the Company a copy of that certain Intellectual Property Development Protection Service Agreement, substantially in the form attached hereto as Annex I, duly executed by the Company, evidencing that the Company has deposited in escrow written documentation containing the technical know-how of Mr. Chen Wang, including the “recipe” referred to in the Prospectus, including any necessary diagrams, drawings, formulae, descriptions of manufacturing processes, and all other material necessary to utilize such trade secrets.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(i)       The Representatives shall have received from the Company a copy of that certain Trade Secret Identification and Confirmatory Assignment, substantially in the form attached hereto as Annex II, including a copy of that certain Guo Wei Confidentiality and Rights Agreement, duly executed by the Company and Guo Wei; a copy of that certain Chen Wang Confidentiality and Rights Agreement, duly executed by the Company and Chen Wang; a copy of that certain Guo Chuanye Non-Disclosure Letter Agreement, duly executed by the Company and Guo Chuanye and shall have received Employee Confidentiality and Rights Agreements, substantially in the form attached hereto as Annex III, duly executed by the Company and the Company’s executive officers and all other personnel of the Company who have access to the technical know-how of Mr. Chen Wang, including the “recipe” referred to in the Prospectus, including any necessary diagrams, drawings, formulae, descriptions of manufacturing processes, and all other material necessary to utilize such trade secrets.

(j)       The Representatives shall have received a lock-up agreement from each Lock-Up Party, duly executed by the applicable Lock-Up Party, in each case substantially in the form attached as Annex IV.

(k)       The Shares shall have been approved for quotation on the Nasdaq Global Market.

(l)       FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(m)     No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(n)      The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Underwriters or to Underwriters’ Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to the Underwriters and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Underwriters at, or at any time prior to, the consummation of the Closing.  Notice of such cancellation shall be given to the Company in writing, or by telephone.  Any such telephone notice shall be confirmed promptly thereafter in writing.

8.           Indemnification.

(a)       The Company agrees to indemnify and hold harmless the Underwriters and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such party may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with the Underwriters’ Information.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(b)       Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares to be purchased by such Underwriter hereunder.  The parties agree that such information provided by or on behalf of any Underwriter through a Representative consists solely of the material referred to in the last sentence of Section 1(b) hereof.

(c)       Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder).  In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party.  Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties.  No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 8 or Section 9 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

9.           Contribution.  In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.  Notwithstanding the provisions of this Section 9: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 9, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise.  The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares to be purchased by each of the Underwriters hereunder and not joint.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

10.           Underwriter Default.

(a)       If any Underwriter or Underwriters shall default in its or their obligation to purchase Shares hereunder, and if the Shares with respect to which such default relates (the “Default Shares”) do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Shares that bears the same proportion of the total number of Default Shares then being purchased as the number of Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Shares set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representatives in their sole discretion shall make.

(b)       In the event that the aggregate number of Default Shares exceeds 10% of the number of Shares, the Representatives may in their discretion arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Shares on the terms contained herein.  In the event that within five calendar days after such a default the Representatives do not arrange for the purchase of the Default Shares as provided in this Section 10, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 10 and 12(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c)       In the event that any Default Shares are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date for a period, not exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable.  The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Shares.

11.           Survival of Representations and Agreements.  All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company or any Subsidiary submitted pursuant hereto, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters.  The representations contained in Section 2 hereof and the covenants and agreements contained in Sections 5, 6, 8, 9, this Section 11 and Sections 15 and 16 hereof shall survive any termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

12.           Effective Date of Agreement; Termination.

(a)       This Agreement shall become effective upon the later of: (i) receipt by the Representatives and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement.  Notwithstanding any termination of this Agreement, the provisions of this Section 12 and of Sections 1, 5, 7, 8 and 12 through 17, inclusive, shall remain in full force and effect at all times after the execution hereof.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

(b)       The Representatives shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the New York Stock Exchange, the NASDAQ or the AMEX shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the Nasdaq Global Market or the NYSE AMEX or by order of the Commission or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; (iv) any downgrading shall have occurred in the Company’s corporate credit rating or the rating accorded the Company’s debt securities or trust preferred stock by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or if any such organization shall have been publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; or (v) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representatives, is so material and adverse that  such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Shares on the terms and in the manner contemplated by the Prospectus.

(c)       Any notice of termination pursuant to this Section 12 shall be in writing.

(d)       If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Section 10(b) hereof), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for only those out-of-pocket expenses (including the fees and expenses of their counsel), actually incurred by the Underwriters in connection herewith up to $150,000 less any amounts previously paid by the Company.

13.           Notices.  All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a)       if sent to the Representatives or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: Clifford A. Teller, Director of Investment Banking, or Global Hunter Securities, LLC is 777 Third Avenue, New York, NY 10017, Attention: Barney Monte, with a copy to Underwriters’ Counsel at Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attention: Christopher S. Auguste; and

(b)       if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement,.

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request.  Any such notices and other communications shall take effect at the time of receipt thereof.

14.           Parties; Limitation of Relationship.  This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representative, and it is not for the benefit of any other Person.  The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Units from any of the Underwriters.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

15.           Governing Law.  This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law).  Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding.  Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding.  THE COMPANY (ON BEHALF OF ITSELF, THE SUBSIDIARIES AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.

16.           Entire Agreement.  This Agreement, together with the schedule and exhibits attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein.

17.           Severability.  If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

18.           Amendment.  This Agreement may only be amended by a written instrument executed by each of the parties hereto.

19.           Waiver, etc.  The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement.  No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

20.           No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof,. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understand that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto, including any negotiation related to the pricing of the Units; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

21.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.  Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

22.           Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

23.           Time is of the Essence.  Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day other than a Saturday, Sunday or any day on which the major stock exchanges in New York, New York are not open for business.

[Signature Pages Follow]

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

SHENGKAI INNOVATIONS, INC.

By:	/s/ Chen Wang
Name: Chen Wang
Title: Chairman and CEO

Maxim Group LLC
Global Hunter Securities, LLC
November 19, 2010

Accepted by the Representative, acting for themselves and as
Representative of the Underwriters named on Schedule A attached hereto, as of the date first written above:

MAXIM GROUP LLC

By:
	Name:	/s/ Clifford Teller
	Title:	Executive Managing Director — Investment Banking

GLOBAL HUNTER SECURITIES, LLC

By:
	Name:	/s/ Tim Monfort
	Title:	Managing Director

ANNEX I

Form of Intellectual Property Development Protection Service Agreement

Intellectual Property Development Protection Agreement

Deposit Account Number: ____________________

1.	Introduction.

This Intellectual Property Development Protection Service Agreement (the “Agreement”) is entered into by and between Shengkai Innovations, Inc., a Florida corporation, located at _____________________________ (the “Depositor”) and by Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”) on this __ day of __________, 2010 (the “Effective Date”).  Depositor and Iron Mountain may be referred to individually as a "Party" or collectively as the "Parties" throughout this Agreement.

The use of the term “Services” in this Agreement shall refer to Iron Mountain Services that facilitate the creation, management, and enforcement of escrow accounts.  A Party shall request Services under this Agreement (i) by submitting a work request associated for certain Iron Mountain Escrow Services via the online portal maintained at the Website located at www.ironmountainconnect.com or any other Websites or Web pages owned or controlled by Iron Mountain that are linked to that Website (collectively the “Iron Mountain Website”), or (ii) by submitting a written work request attached hereto as Exhibit A (each, individually, a “Work Request”).

2.	Depositor Responsibilities.

(a)
Depositor must authorize and designate one or more persons whose action(s) will legally bind the Depositor (“Authorized Person(s)” who shall be identified in the Authorized Person(s)/Notices Table of this Agreement) and who may manage the Iron Mountain escrow account through the Iron Mountain Website or via written Work Request.  Authorized Person(s) will maintain the accuracy of their name and contact information provided to Iron Mountain during the Term of this Agreement (the “Depositor Information”).

(b)
Depositor will make an initial deposit of proprietary technology and/or other materials (“Deposit Material”) to Iron Mountain within ninety (90) days of the Effective Date.  Depositor may also update Deposit Material from time to time during the Term of this Agreement provided a minimum of one (1) complete copy of Deposit Material is deposited with Iron Mountain at all times.  At the time of each deposit or update, Depositor will provide an accurate and complete description of all Deposit Material sent to Iron Mountain via the Iron Mountain Website or using the form attached hereto as Exhibit B.

(d)
Depositor represents that it lawfully possesses all Deposit Material provided to Iron Mountain under this Agreement free of any liens or encumbrances as of the date of their deposit.  Any Deposit Material liens or encumbrances made after their deposit will not prohibit, limit, or alter the rights and obligations of Iron Mountain under this Agreement.

3.	Iron Mountain Responsibilities.

(a)
Iron Mountain agrees to use commercially reasonable efforts to provide the Services requested by authorized Depositor representatives in a Work Request.  Iron Mountain may reject a Work Request (in whole or in part) that does not contain information that Iron Mountain deems necessary to perform the Services.

(b)
Iron Mountain will conduct a deposit inspection upon receipt of any Deposit Material and associated Exhibit B, solely to confirm that the Deposit Material generally fits the description provided in Exhibit B, i.e. floppy drive; or collection of diagrams and instructions.  Iron Mountain will not review the contents of Deposit Materials.  If Iron Mountain determines that the Deposit Material does not match the description provided by Depositor represented in Exhibit B attached hereto, Iron Mountain will provide Depositor with notice by electronic mail, telephone, or regular mail of such discrepancies.  Iron Mountain will work directly with the Depositor to resolve any such discrepancies prior to accepting Deposit Material.  Iron Mountain will provide Depositor with notice from time to time during the first ninety (90) days from the Effective date as a reminder that submission of initial Deposit Material is required.

I09 May	Page 1 of 8

(c)
Iron Mountain will hold and protect all Deposit Material as confidential information, in physical and/or electronic vaults that are either owned or under the direct control of Iron Mountain, and will not disclose or use, or permit access to, the Deposit Materials or copies thereof, except as expressly permitted herein.

(d)	Iron Mountain shall comply with written request of Depositor to access copies of the Deposit Material pursuant to Section 11(c).

4.	Payment.

Depositor shall pay to Iron Mountain all fees as set forth in the Work Request form attached hereto as Exhibit A (“Service Fees”).  Except as set forth below, all Service Fees are due to Iron Mountain within thirty (30) calendar days from the date of invoice in U.S. currency and are non-refundable (except as expressly provided herein).  Iron Mountain may update Service Fees with a ninety (90) calendar day written notice to Depositor during the Term of this Agreement. Depositor is liable for any taxes related to Services purchased under this Agreement or shall present to Iron Mountain an exemption certificate acceptable to the taxing authorities.  Applicable taxes shall be billed as a separate item on the invoice, to the extent possible.  Any Service Fees not collected by Iron Mountain when due shall bear interest until paid at a rate of 1.25% per month (15% per annum) or the maximum rate permitted by law, whichever is less.  Delinquent accounts may be referred to a collection agency at the sole discretion of Iron Mountain.  Notwithstanding, the non-performance of any obligations of Depositor to deliver Deposit Material under the License Agreement or this Agreement, Iron Mountain is entitled to be paid all Service Fees that accrue during the Term of this Agreement.  All Service Fees will not be subject to offset except as specifically provided hereunder.

5.	Term and Termination.

(a)
The initial “Term” of this Agreement is for a period of one (1) year from the Effective Date and will automatically renew for additional one (1) year Terms and continue in full force and effect until one of the following events occur: (i) Depositor provides written instructions of its intent to cancel this Agreement within sixty (60) days to Iron Mountain; or (ii) Iron Mountain provides a sixty (60) day written notice to the Depositor Authorized Persons that it can no longer perform the Services under this Agreement; in which event, Iron Mountain shall refund any Service Fees paid for the then current annual period in which such a termination occurs, pro rata, based on the period of time remaining in such annual period from the date of such termination.

(b)
Subject to the foregoing termination provisions, and upon termination of this Agreement, Iron Mountain shall return, destroy, or otherwise deliver the Deposit Materials in accordance with Depositor’s instructions as provided in a Work Request.  If there are no instructions, Iron Mountain may, at its sole discretion, destroy the Deposit Materials or return them to Depositor.

(c)
In the event this Agreement is terminated under Sections 5(a)(ii) above, Depositor may provide Iron Mountain with written instructions authorizing Iron Mountain to forward the Deposit Material to another escrow company and/or agent or other designated recipient.  If Iron Mountain does not receive written instructions within sixty (60) calendar days after the date of the notice of termination, Iron Mountain shall return or destroy the Deposit Material.

(d)
In the event of the nonpayment of Service Fees owed to Iron Mountain, Iron Mountain shall provide Depositor with notice by electronic mail and/or regular mail.  If the past due payment is not received in full by Iron Mountain within thirty (30) calendar days of the date of such notice, then Iron Mountain shall have the right to terminate this Agreement at any time thereafter by sending notice by electronic mail and/or regular mail of termination to Depositor.  Iron Mountain shall have no obligation to take any action under this Agreement so long as any Iron Mountain invoice issued for Services rendered under this Agreement remains uncollected.

6.	Infringement Indemnification.

Anything in this Agreement to the contrary notwithstanding, Depositor, at its own expense, shall defend and hold Iron Mountain (the “Indemnified Party”) fully harmless against any claim or action asserted against the Indemnified Party (specifically including costs and reasonable attorneys’ fees associated with any such claim or action) to the extent such claim or action is based on an assertion that the Deposit Material as provided by Depositor infringes any patent, copyright, license or other proprietary right of any third party.  When the Indemnified party has notice of a claim or action, it shall promptly notify Depositor in writing.  At its option, Depositor may elect to control defense of such claim or action and may elect to enter into a settlement agreement, provided that no such settlement or defense shall include any admission or implication of wrongdoing on the part of the Indemnified Party without such Party’s prior written consent, which consent shall not be unreasonably delayed or withheld.  Iron Mountain shall have the right to employ separate counsel and participate in the defense of any claim at its own expense.

I09 May	Page 2 of 8

7.	Warranties.
(a)
Iron Mountain.  ANY AND ALL SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER.  EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW.  AN AGGRIEVED PARTY MUST NOTIFY IRON MOUNTAIN PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES.  THIS DISCLAIMER AND EXCLUSION SHALL APPLY EVEN IF THE EXPRESS WARRANTY AND LIMITED REMEDY SET FORTH ABOVE FAILS OF ITS ESSENTIAL PURPOSE.  THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN SECTION 9 HEREIN.

(b)
Depositor.  Depositor warrants that all Depositor Information provided hereunder is accurate and reliable and undertakes to promptly correct and update such Depositor Information during the Term of this Agreement.

8.	Confidential Information.

Iron Mountain shall have the obligation to reasonably protect the confidentiality of the Deposit Material.  Except as provided in this Agreement Iron Mountain shall not disclose, transfer, make available or use the Deposit Material.  Iron Mountain shall not disclose the terms of this Agreement to any third Party.  If Iron Mountain receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Material, Iron Mountain will immediately notify the Parties to this Agreement unless prohibited by law.  It shall be the responsibility of Depositor to challenge any such order; provided, however, that Iron Mountain does not waive its rights to present its position with respect to any such order.  Iron Mountain will not be required to disobey any order from a court or other judicial tribunal.

9.	Limitation of Liability.

EXCEPT FOR: (I) PROVEN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; OR (II) THE INFRINGEMENT INDEMNIFICATION OBLIGATIONS OF SECTION 6, ALL OTHER LIABILITY RELATED TO THIS AGREEMENT, IF ANY, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, OF ANY PARTY TO THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT EQUAL TO ONE YEAR OF FEES PAID TO IRON MOUNTAIN UNDER THIS AGREEMENT.  IF CLAIM OR LOSS IS MADE IN RELATION TO A SPECIFIC DEPOSIT OR DEPOSITS, SUCH LIABILITY SHALL BE LIMITED TO THE FEES RELATED SPECIFICALLY TO SUCH DEPOSITS.

10.	Consequential Damages Waiver.

IN NO EVENT SHALL ANY PARTY TO THIS AGREEMENT BE LIABLE TO ANOTHER PARTY FOR ANY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS, ANY COSTS OR EXPENSES FOR THE PROCUREMENT OF SUBSTITUTE SERVICES (EXCLUDING SUBSTITUTE ESCROW SERVICES), OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE EVEN IF THE POSSIBILITY THEREOF MAY BE KNOWN IN ADVANCE TO ONE OR MORE PARTIES.

11.	General.

(a)	Incorporation of Work Requests. All Depositor Work Requests which are accepted by Iron Mountain will be incorporated into this Agreement.

(b)
Purchase Orders.  The terms and conditions of this Agreement prevail regardless of any conflicting or additional terms on any Purchase Order or other correspondence.  Any contingencies or additional terms contained on any Purchase Order are not binding upon Iron Mountain.  All Purchase Orders are subject to approval and acceptance by Iron Mountain.

I09 May	Page 3 of 8

(c)
Copies.  Iron Mountain shall have the right to make copies of all Deposit Material as required by a Work Request.  Iron Mountain shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on Deposit Material onto any such copies made by Iron Mountain.  Any copying expenses incurred by Iron Mountain as a result of a Work Request to copy will be borne by the Party requesting the copies.  Iron Mountain may request Depositor’s reasonable cooperation in promptly copying Deposit Material in order for Iron Mountain to perform this Agreement. During the Term of the Agreement, upon written request by Depositor, Depositor shall be entitled to receive one or more copies of the Deposit Materials as long as the original Deposit Materials remain in Iron Mountain's possession.

(d)
Choice of Law.  The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of New York, as if performed wholly within the state and without giving effect to the principles of conflicts of laws.

(e)
Right to Rely on Instructions.  Iron Mountain may act in reliance upon any instruction, instrument, or signature given in accordance with the Work Request or by an Authorized Person.  Iron Mountain will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document.  Iron Mountain shall not be responsible for failure to act as a result of causes beyond the reasonable control of Iron Mountain.

(f)
Force Majeure.  Except for the obligation to pay monies due and owing, no Party shall be liable for any delay or failure in performance due to events outside the defaulting Party’s reasonable control, including without limitation acts of God, earthquake, labor disputes, shortages of supplies, riots, war, acts of terrorism, fire, epidemics, or delays of common carriers or other circumstances beyond its reasonable control.  The obligations and rights of the excused Party shall be extended on a day-to-day basis for the time period equal to the period of the excusable delay.

(g)
Notices.  All correspondence, including invoices, payments, and other documents and communications, shall be sent by (i) electronic mail; (ii) via regular mail to the Parties at the addresses specified in the Authorized Persons/Notices Table which shall include the title(s) of the individual(s) authorized to receive notices; or (iii) via the online portal maintained at the Iron Mountain Website.  It shall be the responsibility of the Parties to notify each other as provided in this Section in the event of a change of physical or e-mail addresses.  The Parties shall have the right to rely on the last known address of the other Parties.  Any correctly addressed notice or last known address of the other Parties that is relied on herein that is refused, unclaimed, or undeliverable because of an act or omission of the Party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by electronic mail, the postal authorities by mail, through messenger or commercial express delivery services.

(h)	No Waiver. No waiver of rights under this Agreement by any Party shall constitute a subsequent waiver of this or any other right under this Agreement.

(i)
Assignment. No assignment of this Agreement by Depositor or any rights or obligations of under this Agreement is permitted without the written consent of Iron Mountain, which shall not be unreasonably withheld or delayed.

(j)
Severability.  In the event any of the terms of this Agreement become or are declared to be illegal or otherwise unenforceable by any court of competent jurisdiction, such term(s) shall be null and void and shall be deemed deleted from this Agreement.  All remaining terms of this Agreement shall remain in full force and effect.  Notwithstanding the foregoing, if this paragraph becomes applicable and, as a result, the value of this Agreement is materially impaired for either Party, as determined by such Party in its sole discretion, then the affected Party may terminate this Agreement by notice to the others.

(k)
Independent Contractor Relationship.  Depositor understands, acknowledges, and agrees that Iron Mountain’s relationship with Depositor will be that of an independent contractor and that nothing in this Agreement is intended to or should be construed to create a partnership, joint venture, or employment relationship.

I09 May	Page 4 of 8

(l)
Attorneys' Fees.  In any suit or proceeding between the Parties relating to this Agreement, the prevailing Party will have the right to recover from the other(s) it’s costs and reasonable fees and expenses of attorneys, accountants, and other professionals incurred in connection with the suit or proceeding, including costs, fees and expenses upon appeal, separately from and in addition to any other amount included in such judgment.  This provision is intended to be severable from the other provisions of this Agreement, and shall survive and not be merged into any such judgment.

(m)
No Agency.  No Party has the right or authority to, and shall not, assume or create any obligation of any nature whatsoever on behalf of the other Parties or bind the other Parties in any respect whatsoever.

(n)
Disputes.  Any dispute, difference or question relating to or arising among any of the Parties concerning the construction, meaning, effect or implementation of this Agreement or any Party hereof will be submitted to, and settled by arbitration by a single arbitrator chosen by the New York Regional Office of the American Arbitration Association in accordance with the Commercial Rules of the American Arbitration Association.  The arbitrator shall apply New York law.  Unless otherwise agreed by the Parties, arbitration will take place in New York City, New York, U.S.A.  Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator.  Service of a petition to confirm the arbitration award may be made by regular mail or by commercial express mail, to the attorney for the Party or, if unrepresented, to the Party at the last known business address.

(o)
Regulations.  Depositor is responsible for and warrants, to the extent of its individual actions or omissions, compliance with all applicable laws, rules and regulations, including but not limited to: customs laws; import; export and re-export laws; and government regulations of any country from or to which the Deposit Material may be delivered in accordance with the provisions of this Agreement.

(p)	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

(q)
Survival.  Sections 5 (Term and Termination), 6 (Infringement Indemnity), 7 (Warranties), 8 (Confidential Information), 9 (Limitation of Liability), 10 (Consequential Damages Waiver), and 11 (General) of this Agreement shall survive termination of this Agreement or any Exhibit attached hereto.

The Parties agree that this Agreement is the complete agreement between the Parties hereto concerning the subject matter of this Agreement and replaces any prior or contemporaneous oral or written communications between the Parties.  There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein.  Each of the Parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement.  This Agreement may only be modified by mutual written agreement of the Parties.

DEPOSITOR

Signature:
Print Name:
Title:
Date:
Email Address

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

Signature:
Print Name:
Title:
Date:
Email Address:	ipmcontracts@ironmountain.com

I09 May	Page 5 of 8

Authorized Persons/Notices Table

Please provide the name and contact information of the Authorized Persons under this Agreement.  All Notices will be sent to these individuals at the addresses set forth below.

DEPOSITOR

Authorized Person(s)/Notices Table

Please provide the name(s) and contact information of the Authorized Person(s) under this Agreement.  All Notices will be sent electronically and/or through regular mail to the appropriate address set forth below.

Print Name:	Print Name:
Title:	Title:
Email Address	Email Address
Street Address	Street Address
Province/City/State	Province/City/State
Postal/Zip Code	Postal/Zip Code
Phone Number	Phone Number
Fax Number	Fax Number

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

All notices should be sent to ipmcontracts@ironmountain.com OR Iron Mountain, Attn: Contract Administration, 2100 Norcross Parkway, Suite 150, Norcross, Georgia, 30071, USA.

I09 May	Page 6 of 8

Exhibit A
Escrow Service Work Request

Service Check box (es) to order service	Service Description	One-Time Fees	Annual Fees	Paying Party Check box to identify the Paying Party for each service below.
☒ Add and Manage New Escrow Account
Iron Mountain will open a new escrow deposit account that includes a minimum of one (1) Depositor and one (1) complete set of Deposit Material. All Deposit Material will be securely stored in controlled vaults that are owned and/or operated by Iron Mountain. Account services include unlimited deposits, electronic vaulting, access to Iron Mountain Connect™ Escrow Management Center for secure online account management and submission of electronic Work Requests, and secure destruction of deposit materials upon account termination.
Iron Mountain will assign a Client Manager for each escrow account. These Managers will provide client training from time to time to facilitate secure Internet access to escrow account(s). Assigned Managers will also ensure timely fulfillment of client Work Requests (e.g., deposit updates) and communication of status.
		$1500	$1000	☒ Depositor

☐ Add Deposit Tracking Notification	Iron Mountain will send periodic notices to Depositor related to Deposit Material as specified within the terms of the agreement	N/A	$	☐ Depositor

☐ Add Dual Vaulting
Iron Mountain will fulfill a Work Request to store deposit materials in one additional location as defined within the Service Agreement. Duplicate storage request may be in the form of either physical media or electronic storage.
		N/A	$	☐ Depositor

☐ Add Custom Services
Iron Mountain will provide its Escrow Expert™ consulting Services (e.g., licensing escrow strategy development, dual/remote vaulting, account consolidation) based on a custom SOW mutually agreed to by all Parties.
		$150/hour	N/A	☐ Depositor

☐ Delete Account
Iron Mountain will fulfill a Work Request to terminate an existing escrow account by removing Deposit Material from the vault and then either securely destroying or returning the Deposit Material via commercial express mail carrier as instructed. All accrued Services Fees must be collected by Iron Mountain prior to completing fulfillment to terminate an existing escrow account.
		No Charge	No Charge	No Charge

☐ Replace/Delete Deposit Materials	Iron Mountain will replace/delete deposit material in accordance with the terms of the agreement. Materials will be returned as directed by Depositor or destroyed using Iron Mountain Secure Shredding	No Charge	No Charge	No Charge

Upon Escrow Service Agreement execution, please provide your initials below in the appropriate location to indicate your acceptance of this Escrow Services Work Request inclusive of agreed Services pricing and indication that Depositor acknowledges that it is financially responsible for payment of specific Services.

Depositor Initials__________

Note: Clients may submit Work Requests electronically through their escrow account online OR may complete this form along with any other supporting exhibits required and email and/or fax this Work Request to their assigned Client Manager at Iron Mountain for fulfillment.

I09 May	Page 7 of 8

Exhibit B
Deposit Material Description

Deposit Account Number: __________________

Company Name: _____________________________

Deposit Name ________________________ and Deposit Version _____ (Deposit Name will appear in account history reports)

Deposit Media (Please Label All Media with the Deposit Name Provided Above)

Media Type	Quantity	Media Type	Quantity
☐ Internet File Transfer	N/A	☐ 3.5” Floppy Disk
☐ CD-ROM / DVD		☐ Documentation
☐ DLT Tape		☐ Hard Drive / CPU
☐ DAT Tape		☐ Circuit Board

☐ Other (describe here):

Deposit Encryption (Please check either “Yes” or “No” below and complete as appropriate)

Is the media or are any of the files encrypted?  ☐Yes or ☐ No

If yes, please include any passwords and decryption tools description below.  Please also deposit all necessary encryption software with this deposit.

Encryption tool name____________________________________ Version______________________________
Hardware required___________________________________________________________________________
Software required____________________________________________________________________________
Other required information_____________________________________________________________________

Deposit Certification (Please check the box below to Certify and Provide your Contact Information)

☐ I certify for Depositor that the above described Deposit Material has been transmitted electronically or sent via commercial express mail carrier to Iron Mountain at the address below.	☐ Iron Mountain has inspected and accepted the above described Deposit Material either electronically or physically. Iron Mountain will notify Depositor of any discrepancies.
Name:	Name:
Date:	Date:
Email Address:
Telephone Number:
Fax Number:

Note:  If Depositor is physically sending Deposit Material to Iron Mountain, please label all media and mail all Deposit Material with the appropriate Exhibit B via commercial express carrier to the following address:

Iron Mountain Intellectual Property Management, Inc.
Attn: Vault Administration
2100 Norcross Parkway, Suite 150
Norcross, GA 30071
Telephone: (770) 239-9200
Facsimile: (770) 239-9201

I09 May	Page 8 of 8

ANNEX II

Form of Trade Secret Identification and Confirmatory Assignment

TRADE SECRETS IDENTIFICATION AND CONFIRMATORY ASSIGNMENT

This Trade Secrets Identification and Confirmatory Assignment (“Agreement”) is entered into effective as of  November __, 2010 (the “Effective Date”), by and between Wang Chen, an individual with an address at Room 204-209, Flat 8, Zhonghuan House, No. 2 Wujiayao Road, Heping District, Tianjin, People’s Republic of China 300221 (“Wang”), and Shengkai Innovations, Inc., a Florida corporation having an office at No. 27, Wang Gang Road, Jin Nan (Shuang Gang) Economic and Technology Development Area, Tianjin, People’s Republic of China 30035 (“Company”; Company and Wang each individually a “Party”, and collectively the “Parties”).

RECITALS

A.          WHEREAS, Wang is and has been employed by the Company, currently, as of the Effective Date, as the Chief Executive Officer and Chairman of the Board of Directors of the Company;

B.           WHEREAS, Wang developed or otherwise knows or has in his possession certain Trade Secrets (as hereinafter defined) of the Company, including knowledge, information, specifications, procedures, know how and trade secrets relating to the products of the Company including the recipe, formulation, processing and manufacture of products of the Company;

C.           WHEREAS, to facilitate the stock offering contemplated by that certain Underwriting Agreement dated November 19, 2010, Wang has agreed to provide an identification and explanation of the Trade Secrets, including Trade Secret Material, as hereinafter defined to include diagrams, drawing, specifications and other materials and information as necessary to enable the Company to understand and use such Trade Secrets;

D.          WHEREAS, Company and Wang will cause the Trade Secret Material to be deposited in escrow pursuant to the escrow agreement between Shengkai Innovations, Inc. and Iron Mountain Intellectual Property Management, Inc., the form of which is attached hereto as Exhibit A (“Escrow Agreement”); and

E.           WHEREAS, Wang desires to confirm that all rights, title and interest in and to the Trade Secrets are owned by the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, the terms and conditions herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party hereto hereby agrees as follows:

1.           Trade Secrets Definition.  For purposes of this Agreement, the term “Trade Secrets” means all of the following:

(a)         all knowledge, information, specifications, procedures, techniques, technology, concepts, know how and creativity that relate to the products of the Company, or that relate to or arise from the formulation, design, preparation, mixing, processing, manufacturing, cooking, testing, quality control, packaging, promotion, marketing, distribution, sales, timing of activities, composition, ingredients, quantities, qualities, recipes, formulas, supplies, equipment, sources of the foregoing, characteristics or nature of the products of the Company, known to, owned, held, acquired, obtained or developed by Wang;

(b)         all samples, prototypes, models, inventions, products, test results, data, written information, documents, programs, diskettes, notes, memoranda, instructions, proposals, copies, drawings, diagrams, sketches, pictures, prints, photographs, designs, depictions, graphics, and other materials, items, elements, assets and properties, that relate to or arise from the foregoing, known to, owned, held, acquired, obtained or developed by Wang; and

(c)         all trade secret rights, confidential information rights, copyrights, patents, patent rights, shop rights, trademarks, service marks, trade names, goodwill pertaining to the foregoing, rights under the laws of the United States, the Peoples Republic of China, and other countries and international conventions, registration rights, pending application rights, renewals, assignments and extensions of the foregoing, and all rights under all contracts, agreements, licenses and leases, and other rights, that relate to or arise from any of the foregoing.

For the avoidance of doubt, and further to and not in limitation of the foregoing, the “recipe” to the unique method for creating structural ceramic valves referred to in that certain Preliminary Prospectus Supplement of the Company dated November 18, 2010, is a Trade Secret of the Company, and the Company owns all rights, title and interest in and to this recipe, and any and all modifications, additions or improvements in or related thereto.

2.           Acknowledgement and Confirmatory Assignment.  For the avoidance of doubt, and further to and not in limitation of the definition of Trade Secrets above, the “recipe” to the unique method for creating structural ceramic valves referred to in that certain Preliminary Prospectus Supplement of the Company dated November 18, 2010, is a Trade Secret of the Company, and Wang hereby acknowledges and agrees that the Company owns all rights, title and interest in and to this recipe, and any and all modifications, additions or improvements in or related thereto.  To confirm Company’s ownership of the Trade Secrets including this recipe, and in addition to his acknowledgement and agreement above, Wang hereby unconditionally assigns, transfers, grants, conveys to Company, forever, and Company hereby receives, and acquires , all right, title, interest, tangible and intangible property, benefits, powers and privileges, of every kind and nature, whatsoever, throughout the world, now and in the future, in and to the Trade Secrets, including the recipe, individually and collectively, without the necessity of any further consideration.  To the extent the foregoing assignment may, for any reason, be invalid or unenforceable with respect to any of the Trade Secrets, all such Trade Secrets shall be considered works made for hire by Wang for Company within the meaning of Title 17 of the United States Code, or its successor provision, and all such Trade Secrets shall be owned by and remain exclusively the property of Company.

3.           Identification, Disclosure and Delivery to Escrow of the Trade Secrets.  Upon execution of this Agreement, Wang shall identify in tangible form, whether written or electronic, all Trade Secrets.  Wang shall execute and deliver all documents and other items and materials to, and cooperate with and undertake to perform all tasks reasonably requested by, Company, to make the confirmatory assignment and disclosure herein effective, and to allow Company to perfect or improve Company’s rights in the Trade Secrets.  Further and not in limitation of the foregoing, upon execution of this Agreement, Wang shall:

(a)          identify the Trade Secrets in writing or in an electronic medium, including any diagrams, drawings, specifications, ingredients, timing of events, characteristics or quality of material or ingredients, processes or methods of production and any other information or material that is necessary for the Company to utilize such Trade Secrets (such materials, “Trade Secret Material”);

(b)         fully cooperate with the Company to confirm the completeness and accuracy of the identified and disclosed Trade Secret Material, including allowing different employees responsible for discrete parts of the process or recipe to review that portion of the Trade Secret Material to confirm that such portion is complete and accurate;

(c)         assist Company in causing a complete and accurate copy of the Trade Secret Material to be delivered and deposited in escrow pursuant to the Escrow Agreement; and

(d)         assist Company in causing any updates, improvements, versions or other changes to the Trade Secret Material to be deposited from time to time pursuant to the Escrow Agreement to ensure that the Trade Secret Material remains current, and accurately reflects the Trade Secrets in use by the Company from time to time.

4.           Confidentiality and Rights Agreements.  In connection with the identification, disclosure and delivery to escrow of the Trade Secrets pursuant to Section 3, and as of the Effective Date of this Agreement, Company shall ensure that any employee of Company with access to any part of the Trade Secret Material executes Confidentiality and Rights Agreement substantially in the form attached hereto as Exhibit B.  Further, upon execution of the Agreement,

(a)          Company will cause Guo Wei to execute the Confidentiality and Rights Agreement attached hereto as Exhibit C;

(b)         Wang will execute the Confidentiality and Rights Agreement attached hereto as Exhibit D; and

(c)         Wang will have his mother, Guo Chuanye, execute the Non-Disclosure Letter Agreement attached hereto as Exhibit E.

5.           Representations.

(a)          Wang represents and warrants that:

(i)           Other than Guo Wei and Guo Chuanye, Wang has not disclosed the Trade Secrets to any other person or  entity, and to Wang’s best knowledge, no other person or entity other than Ms. Guo Wei and Ms. Guo Chuanye have knowledge of the Trade Secrets;

(ii)          The Trade Secrets are free and clear of all claims, liens and encumbrances;

(iii)         Company is, and the confirmatory assignment herein confirms that Company is and shall be, the exclusive owner of all right, title and interest in the Trade Secrets;

(iv)         Wang has not granted and will not grant any assignments, licenses, sublicenses, transfers of ownership or other rights in or encumbrances of the Trade Secrets, and has not and will not use, apply, register or disclose the Trade Secrets, except as set forth in this Agreement;

(v)          the Trade Secrets do not infringe the copyrights, patents, trademarks, service marks, trade names, trade secret rights or other rights of any third party;

(vi)         there are no third parties who now claim or have ever claimed rights in, have threatened suit concerning, or otherwise taken any action to enforce any claimed rights in, the Trade Secrets; and

(vii)        Company is not assuming any liabilities whatsoever under this Agreement.

(b)         Each Party represents and warrants to the other that it has full power and authority to enter into and perform its obligations under this Agreement.

6.           Entire Agreement.  This Agreement may not be altered, modified, amended or changed, in whole or in part, except by a writing executed by the Parties.  The headings herein are for reference only and shall not define or limit the provisions hereof.  The Parties acknowledge and agree that this Agreement constitutes the entire agreement between Wang and Company with respect to the subject matter addressed herein, and all prior or contemporaneous agreements, whether written or oral, as may relate to the same, are hereby superseded by this Agreement.

7.           Severability.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provisions shall be severed or otherwise modified as may best preserve the intention of the parties hereto, and the Agreement as so modified shall remain in full force and effect.

8.           Successors and Assigns.  This Agreement shall be binding upon the Parties and their heirs, successors, assigns, transferees, grantees, executors and administrators.

9.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, each Party hereto has caused this Trade Secrets Identification and Confirmatory Assignment to be executed as of the Effective Date.

Shengkai Innovations, Inc.

By:
Wang Chen
Address:	Address:

No. 27, Wang Gang Road,
Jin Nan (Shuang Gang) Economic and
Technology Development Area,
Tianjin, People’s Republic of China 300350

Exhibit A

Escrow Agreement

(see attached)

Exhibit B

EMPLOYEE CONFIDENTIALITY AND RIGHTS AGREEMENT

THIS AGREEMENT (“Agreement”) is made by and between ________. (“Company”) and ____________________ (“Employee”).

1.           Definitions.

a.           “Company” means the Company and any corporation or other business enterprise directly or indirectly controlling, controlled by or under common control with Tianjin Shengkai Industrial Development Company, Ltd., whether before or after the execution of this Agreement.

b.           “Customer” means customers, clients, licensors, licensees, agents, consultants, suppliers and contractors of the Company.

c.           “Confidential Information” means all information, whether or not reduced to writing, possessed by the Company, or relating to the business of the Company or its Customers, or any actual or demonstrably anticipated research and development of the Company or its Customers, which is not generally known in the trade, including, but not limited to, trade secrets, proprietary information, know-how, formulae, methods, processes, mixtures, customer lists, computer programs and software, and including Inventions (as hereinafter defined), and information conceived, originated or developed by Employee during any period of employment with the Company, whether alone or with others.

d.           “Inventions” means all discoveries, inventions, improvements, innovations, ideas, concepts and other developments, including, but not limited to, methods, processes, computer programs and software, relating to the business of the Company, or any actual or demonstrably anticipated research or development of the Company, made or conceived by Employee in whole or in part during any period of employment with the Company, whether alone or with others, and whether or not patentable or reduced to practice.

2.           Consideration.  This Agreement is entered in consideration of the hiring or continued employment of Employee by the Company.

3.           Confidentiality.  Employee agrees to maintain the confidentiality of all Confidential Information, both during and subsequent to any periods of employment with the Company, and Employee will not, without express written authorization by the Company, directly or indirectly reveal or cause to be revealed any such Confidential Information to any person other than to Company employees who are authorized to receive such Confidential Information in order to perform their duties for the Company, nor will Employee use any such Confidential Information to the detriment of the Company or its Customers, or other than in the course of Employee’s employment with the Company.

4.           Return of Confidential Material.  In the event that Employee’s employment with the Company is terminated for any reason whatsoever, Employee agrees promptly to deliver to the Company all Confidential Information Employee possess, and Employee will not take or keep any Confidential Information, whether in its original form or as copies, upon and following the termination of Employee’s employment.

5.           Return of Documents.  All memoranda, notes, notebooks, reports, drawings, photographs, plans, papers, recordings, tapes, computer discs or other forms of records, made or compiled by, or made available to, the Employee during the course of Employee’s employment, and any abstracts thereof, whether or not they contain Confidential Information, are and shall be the property of the Company and shall be immediately delivered by Employee to the Company at its request or upon termination of Employee’s employment.

6.           Rights In and To Inventions.

a.           Employee hereby assigns and transfers to the Company without further consideration Employee’s entire right, title and interest in and to all Inventions.

b.           Employee shall disclose any Invention promptly and fully in writing to Employee’s immediate supervisor at the Company, with a copy to the President of the Company, to enable the Company to determine whether the Invention is subject to this Agreement, regardless of whether Employee believes the Invention belongs to him.  To the extent that such an Invention may belong to the Employee, the Company shall protect such disclosures to the same extent that it protects its own similar proprietary information.  The Company, however, shall have no such obligations to the extent such an Invention is owned by the Company.

c.           Employee will, at the Company’s request, promptly execute a written assignment of title to the Company for any Invention required to be assigned by this Agreement, and will preserve any such Invention as Confidential Information of the Company.

d.           Employee shall, upon request by the Company, assist the Company or its designee (at Company’s expense) in every reasonable way during and at any time after Employee’s employment to patent and defend the Company’s or its designee’s title to any Inventions in any and all countries, which patents shall be and remain the sole and exclusive property of the Company or its nominee.

7.           Other Rights.

a.           It is understood and agreed that any photographs, illustrations, writings, designs, software, code or other material eligible for copyright protection, created by Employee during Employee’s employment by the Company, whether created solely by Employee or with others, and whether created on or off the Company’s premises, for the Company and/or submitted to the Company, shall be works-made-for-hire within the meaning of the United States Copyright Act.  In the event any such materials are determined not to be a work-made-for-hire, or any other issue arises affecting the Company’s right and title in and to such materials, Employee hereby transfers and assigns to the Company, without further consideration, Employee’s entire right, title and interest in and to all such materials.

b.           Employee will, at the Company’s request, promptly execute a written assignment of title to the Company for any such materials required to be assigned by this Agreement, and will preserve any such materials as Confidential Information of the Company.

c.           Employee acknowledges and agrees that the Company may modify, crop, retouch, edit, revise or otherwise alter such materials, and that publication, sale, distribution, and/or usage of any such material is at the Company’s sole discretion.

8.           Employees Name and Likeness.  Employee acknowledges and agrees that the Company may use Employee’s name and likeness in its publications, and in connection with the business of Company, including but not limited to, the promotion, advertisement, marketing and sale of Company’s products and services.

9.           Extension of Obligations and Agreement to Previous and Future Employment.  Employee understands and agrees that the provisions of this Agreement extend to all previous and future periods of Employee’s employment by the Company, and this Agreement shall continue to be in full force and effect without re-execution in the event Employee transfers between different employers within the Company, whether or not there are periods between such transfers during which the Employee is not employed by any employer within the Company.

10.         Trade Secrets and Confidential Information of Others.  Employee represents and warrants that Employee’s performance of all the terms of this Agreement, and as an employee of the Company, does not and shall not breach any agreement with any other party, including but not limited to, agreements regarding non-competition or to keep in confidence proprietary or confidential information of another party, and that Employee shall not disclose to the Company, or induce the Company to use, any proprietary or confidential information belonging to any other party including but not limited to a previous employer.

11.         Non-limitation of Rights.  This Agreement shall not be construed to limit in any way any “shop rights” or other common law or contractual right of the Company by virtue of its relationship with the Employee.

12.         Modification.  This Agreement may only be modified or terminated by an instrument in writing, signed by the Employee and the Company; provided, however, that Company may from time to time publish and adopt supplementary policies with respect to the subject matter of this Agreement, and Employee agrees that such supplemental policies shall be binding upon Employee.

13.         Remedies.  Employee and Company acknowledge and stipulate that the covenants and agreements contained in this Agreement are of a special nature, and that any breach, violation or evasion by Employee of the terms of this Agreement will result in immediate and irreparable injury and harm to the Company, and will cause damage to the Company in amounts difficult to ascertain.  Accordingly, the Company shall be entitled to the remedies of injunction and specific performance, or either of such remedies, as well as to all other legal or equitable remedies to which the Company may be entitled, including, without limitation, termination of the employment of Employee.

14.         Entire Agreement.  Employee hereby acknowledges receipt of a signed counterpart of this Agreement, and acknowledges that it is Employee’s entire Agreement with the Company with respect to the subject matter hereof, thereby superseding any previous oral or written understanding or agreements with the Company or any officer or representative of the Company.  Nothing in this Agreement shall be deemed to be a contract of employment for a definite period of time, or to limit the right of the Company to terminate the employment of the Employee, with or without cause.

15.         Severability.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provisions shall be severed or otherwise modified as may best preserve the intention of the parties hereto, and the Agreement as so modified shall remain in full force and effect.

16.         Successors and Assigns.  This Agreement shall be binding upon Employee’s heirs, executors, administrators and other legal representatives, and is for the benefit of the Company, it successors and assigns.

17.         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the ___________ without regard to its choice of law provisions.  The parties hereby irrevocably consent to the jurisdiction of the _____ courts located in _____.

IN WITNESS WHEREOF, the parties hereby set their hands as of this _____ day of ____________________, 200_.

________________________.
Employee	Company

Address:	By:

Name:
Street

Title:
City, State and Zip Code

Exhibit C

GUO WEI CONFIDENTIALITY AND RIGHTS AGREEMENT

THIS AGREEMENT (“Agreement”) is made by and between Shengkai Innovations, Inc. (“Company”) and Guo Wei (“Wei”).

1.      Definitions.

a.           “Company” means the Company and any corporation or other business enterprise directly or indirectly controlling, controlled by or under common control with Shengkai Innovations, Inc., whether before or after the execution of this Agreement.

b.           “Customer” means customers, clients, licensors, licensees, agents, consultants, suppliers and contractors of the Company.

c.           “Confidential Information” means all information, whether or not reduced to writing, possessed by the Company, or relating to the business of the Company or its Customers, or any actual or demonstrably anticipated research and development of the Company or its Customers, which is not generally known in the trade, including, but not limited to, trade secrets, proprietary information, know-how, formulae, recipes, methods, processes, mixtures, customer lists, computer programs and software, and including Inventions (as hereinafter defined), and information conceived, originated or developed by Wei during any period of employment with the Company, whether alone or with others.

d.           “Inventions” means all discoveries, inventions, improvements, innovations, ideas, concepts and other developments, including, but not limited to, methods, recipes, processes, computer programs and software, relating to the business of the Company, or any actual or demonstrably anticipated research or development of the Company, made or conceived by Wei in whole or in part during any period of employment with the Company, whether alone or with others, and whether or not patentable or reduced to practice.

2.      Consideration.  This Agreement is entered in consideration of the employment of Wei by the Company, who currently serves as of the date hereof as a director of the Company.

3.      Confidentiality.  Wei agrees to maintain the confidentiality of all Confidential Information, both during and subsequent to any periods of employment with the Company, and Wei will not, without express written authorization by the Company, directly or indirectly reveal or cause to be revealed any such Confidential Information to any person other than to Company employees who are authorized to receive such Confidential Information in order to perform their duties for the Company, nor will Wei use any such Confidential Information to the detriment of the Company or its Customers, or other than in the course of Wei’s employment with the Company.  For the avoidance of doubt, and further to and not in limitation of the foregoing, the “recipe” to the unique method for creating structural ceramic valves referred to in that certain Preliminary Prospectus Supplement of the Company dated November 18, 2010, is Confidential Information of the Company, and the Company owns all rights, title and interest in and to this recipe, and any and all modifications, additions or improvements in or related thereto.

4.      Return of Confidential Material.  In the event that Wei’s employment with the Company is terminated for any reason whatsoever, Wei agrees promptly to deliver to the Company all Confidential Information Wei possess, and Wei will not take or keep any Confidential Information, whether in its original form or as copies, upon and following the termination of Wei’s employment.

5.      Return of Documents.  All memoranda, notes, notebooks, reports, drawings, photographs, plans, papers, recordings, tapes, computer discs or other forms of records, made or compiled by, or made available to, the Wei during the course of Wei’s employment, and any abstracts thereof, whether or not they contain Confidential Information, are and shall be the property of the Company and shall be immediately delivered by Wei to the Company at its request or upon termination of Wei’s employment.

6.      Rights In and To Inventions.

a.           Wei hereby assigns and transfers to the Company without further consideration Wei’s entire right, title and interest in and to all Inventions.

b.           Wei shall disclose any Invention promptly and fully in writing to Wei’s immediate supervisor at the Company, with a copy to the President of the Company, to enable the Company to determine whether the Invention is subject to this Agreement, regardless of whether Wei believes the Invention belongs to him.  To the extent that such an Invention may belong to the Wei, the Company shall protect such disclosures to the same extent that it protects its own similar proprietary information.  The Company, however, shall have no such obligations to the extent such an Invention is owned by the Company.

c.           Wei will, at the Company’s request, promptly execute a written assignment of title to the Company for any Invention required to be assigned by this Agreement, and will preserve any such Invention as Confidential Information of the Company.

d.           Wei shall, upon request by the Company, assist the Company or its designee (at Company’s expense) in every reasonable way during and at any time after Wei’s employment to patent and defend the Company’s or its designee’s title to any Inventions in any and all countries, which patents shall be and remain the sole and exclusive property of the Company or its nominee.

7.      Other Rights.

a.           It is understood and agreed that any photographs, illustrations, writings, designs, software, code or other material eligible for copyright protection, created by Wei during Wei’s employment by the Company, whether created solely by Wei or with others, and whether created on or off the Company’s premises, for the Company and/or submitted to the Company, shall be works-made-for-hire within the meaning of the United States Copyright Act.  In the event any such materials are determined not to be a work-made-for-hire, or any other issue arises affecting the Company’s right and title in and to such materials, Wei hereby transfers and assigns to the Company, without further consideration, Wei’s entire right, title and interest in and to all such materials.

b.           Wei will, at the Company’s request, promptly execute a written assignment of title to the Company for any such materials required to be assigned by this Agreement, and will preserve any such materials as Confidential Information of the Company.

c.           Wei acknowledges and agrees that the Company may modify, crop, retouch, edit, revise or otherwise alter such materials, and that publication, sale, distribution, and/or usage of any such material is at the Company’s sole discretion.

8.      Wei’s Name and Likeness.  Wei acknowledges and agrees that the Company may use Wei’s name and likeness in its publications, and in connection with the business of Company, including but not limited to, the promotion, advertisement, marketing and sale of Company’s products and services.

9.      Extension of Obligations and Agreement to Previous and Future Employment.  Wei understands and agrees that the provisions of this Agreement extend to all previous and future periods of Wei’s employment by the Company, and this Agreement shall continue to be in full force and effect without re-execution in the event Wei transfers between different employers within the Company, whether or not there are periods between such transfers during which the Wei is not employed by any employer within the Company.

10. Trade Secrets and Confidential Information of Others.  Wei represents and warrants that Wei’s performance of all the terms of this Agreement, and as an employee of the Company, does not and shall not breach any agreement with any other party, including but not limited to, agreements regarding non-competition or to keep in confidence proprietary or confidential information of another party, and that Wei shall not disclose to the Company, or induce the Company to use, any proprietary or confidential information belonging to any other party including but not limited to a previous employer.

11. Non-limitation of Rights.  This Agreement shall not be construed to limit in any way any “shop rights” or other common law or contractual right of the Company by virtue of its relationship with the Wei.

12. Modification.  This Agreement may only be modified or terminated by an instrument in writing, signed by the Wei and the Company; provided, however, that Company may from time to time publish and adopt supplementary policies with respect to the subject matter of this Agreement, and Wei agrees that such supplemental policies shall be binding upon Wei.

13. Remedies.  Wei and Company acknowledge and stipulate that the covenants and agreements contained in this Agreement are of a special nature, and that any breach, violation or evasion by Wei of the terms of this Agreement will result in immediate and irreparable injury and harm to the Company, and will cause damage to the Company in amounts difficult to ascertain.  Accordingly, the Company shall be entitled to the remedies of injunction and specific performance, or either of such remedies, as well as to all other legal or equitable remedies to which the Company may be entitled, including, without limitation, termination of the employment of Wei.

14. Entire Agreement.  Wei hereby acknowledges receipt of a signed counterpart of this Agreement, and acknowledges that it is Wei’s entire Agreement with the Company with respect to the subject matter hereof, thereby superseding any previous oral or written understanding or agreements with the Company or any officer or representative of the Company.  Nothing in this Agreement shall be deemed to be a contract of employment for a definite period of time, or to limit the right of the Company to terminate the employment of the Wei, with or without cause.

15. Severability.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provisions shall be severed or otherwise modified as may best preserve the intention of the parties hereto, and the Agreement as so modified shall remain in full force and effect.

16. Successors and Assigns.  This Agreement shall be binding upon Wei’s heirs, executors, administrators and other legal representatives, and is for the benefit of the Company, it successors and assigns.

17. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of New York without regard to its choice of law provisions.

IN WITNESS WHEREOF, the parties hereby set their hands as of this _____ day of ____________________, 2010.

Shengkai Innovations, Inc

By:
Guo Wei
Address:	Address:

No. 27, Wang Gang Road,
Jin Nan (Shuang Gang) Economic and
Technology Development Area,
Tianjin, People’s Republic of China 300350

Exhibit D

WANG CHEN CONFIDENTIALITY AND RIGHTS AGREEMENT

THIS AGREEMENT (“Agreement”) is made by and between Shengkai Innovations, Inc. (“Company”) and Wang Chen (“Wang”).

1.	Definitions.

a.           “Company” means the Company and any corporation or other business enterprise directly or indirectly controlling, controlled by or under common control with Shengkai Innovations, Inc., whether before or after the execution of this Agreement.

b.           “Customer” means customers, clients, licensors, licensees, agents, consultants, suppliers and contractors of the Company.

c.           “Confidential Information” means all information, whether or not reduced to writing, possessed by the Company, or relating to the business of the Company or its Customers, or any actual or demonstrably anticipated research and development of the Company or its Customers, which is not generally known in the trade, including, but not limited to, trade secrets, proprietary information, know-how, formulae, recipes, methods, processes, mixtures, customer lists, computer programs and software, and including Inventions (as hereinafter defined), and information conceived, originated or developed by Wang during any period of employment with the Company, whether alone or with others.  For the avoidance of doubt, and further to and not in limitation of the foregoing, the “recipe” to the unique method for creating structural ceramic valves referred to in that certain Preliminary Prospectus Supplement of the Company dated November 18, 2010, is Confidential Information of the Company, and the Company owns all rights, title and interest in and to this recipe, and any and all modifications, additions or improvements in or related thereto.

d.           “Inventions” means all discoveries, inventions, improvements, innovations, ideas, concepts and other developments, including, but not limited to, methods, recipes, processes, computer programs and software, relating to the business of the Company, or any actual or demonstrably anticipated research or development of the Company, made or conceived by Wang in whole or in part during any period of employment with the Company, whether alone or with others, and whether or not patentable or reduced to practice.

2.           Consideration.  This Agreement is entered in consideration of the employment of Wang by the Company, who currently serves as of the date hereof as the Chief Executive Officer and Chairman of the Board of Directors of the Company.

3.           Confidentiality.  Wang agrees to maintain the confidentiality of all Confidential Information, both during and subsequent to any periods of employment with the Company, and Wang will not, without express written authorization by the Company, directly or indirectly reveal or cause to be revealed any such Confidential Information to any person other than to Company employees who are authorized to receive such Confidential Information in order to perform their duties for the Company, nor will Wang use any such Confidential Information to the detriment of the Company or its Customers, or other than in the course of Wang’s employment with the Company.

4.           Return of Confidential Material.  In the event that Wang’s employment with the Company is terminated for any reason whatsoever, Wang agrees promptly to deliver to the Company all Confidential Information Wang possess, and Wang will not take or keep any Confidential Information, whether in its original form or as copies, upon and following the termination of Wang’s employment.

5.           Return of Documents.  All memoranda, notes, notebooks, reports, drawings, photographs, plans, papers, recordings, tapes, computer discs or other forms of records, made or compiled by, or made available to, the Wang during the course of Wang’s employment, and any abstracts thereof, whether or not they contain Confidential Information, are and shall be the property of the Company and shall be immediately delivered by Wang to the Company at its request or upon termination of Wang’s employment.

6.	Rights In and To Inventions.

a.           Wang hereby assigns and transfers to the Company without further consideration Wang’s entire right, title and interest in and to all Inventions.

b.           Wang shall disclose any Invention promptly and fully in writing to Wang’s immediate supervisor at the Company, with a copy to the President of the Company, to enable the Company to determine whether the Invention is subject to this Agreement, regardless of whether Wang believes the Invention belongs to him.  To the extent that such an Invention may belong to the Wang, the Company shall protect such disclosures to the same extent that it protects its own similar proprietary information.  The Company, however, shall have no such obligations to the extent such an Invention is owned by the Company.

c.           Wang will, at the Company’s request, promptly execute a written assignment of title to the Company for any Invention required to be assigned by this Agreement, and will preserve any such Invention as Confidential Information of the Company.

d.           Wang shall, upon request by the Company, assist the Company or its designee (at Company’s expense) in every reasonable way during and at any time after Wang’s employment to patent and defend the Company’s or its designee’s title to any Inventions in any and all countries, which patents shall be and remain the sole and exclusive property of the Company or its nominee.

7.	Other Rights.

a.           It is understood and agreed that any photographs, illustrations, writings, designs, software, code or other material eligible for copyright protection, created by Wang during Wang’s employment by the Company, whether created solely by Wang or with others, and whether created on or off the Company’s premises, for the Company and/or submitted to the Company, shall be works-made-for-hire within the meaning of the United States Copyright Act.  In the event any such materials are determined not to be a work-made-for-hire, or any other issue arises affecting the Company’s right and title in and to such materials, Wang hereby transfers and assigns to the Company, without further consideration, Wang’s entire right, title and interest in and to all such materials.

b.           Wang will, at the Company’s request, promptly execute a written assignment of title to the Company for any such materials required to be assigned by this Agreement, and will preserve any such materials as Confidential Information of the Company.

c.           Wang acknowledges and agrees that the Company may modify, crop, retouch, edit, revise or otherwise alter such materials, and that publication, sale, distribution, and/or usage of any such material is at the Company’s sole discretion.

8.           Wang’s Name and Likeness.  Wang acknowledges and agrees that the Company may use Wang’s name and likeness in its publications, and in connection with the business of Company, including but not limited to, the promotion, advertisement, marketing and sale of Company’s products and services.

9.           Extension of Obligations and Agreement to Previous and Future Employment.  Wang understands and agrees that the provisions of this Agreement extend to all previous and future periods of Wang’s employment by the Company, and this Agreement shall continue to be in full force and effect without re-execution in the event Wang transfers between different employers within the Company, whether or not there are periods between such transfers during which the Wang is not employed by any employer within the Company.

10.           Trade Secrets and Confidential Information of Others.  Wang represents and warrants that Wang’s performance of all the terms of this Agreement, and as an employee of the Company, does not and shall not breach any agreement with any other party, including but not limited to, agreements regarding non-competition or to keep in confidence proprietary or confidential information of another party, and that Wang shall not disclose to the Company, or induce the Company to use, any proprietary or confidential information belonging to any other party including but not limited to a previous employer.

11.           Non-limitation of Rights.  This Agreement shall not be construed to limit in any way any “shop rights” or other common law or contractual right of the Company by virtue of its relationship with the Wang.

12.           Modification.  This Agreement may only be modified or terminated by an instrument in writing, signed by the Wang and the Company; provided, however, that Company may from time to time publish and adopt supplementary policies with respect to the subject matter of this Agreement, and Wang agrees that such supplemental policies shall be binding upon Wang.

13.           Remedies.  Wang and Company acknowledge and stipulate that the covenants and agreements contained in this Agreement are of a special nature, and that any breach, violation or evasion by Wang of the terms of this Agreement will result in immediate and irreparable injury and harm to the Company, and will cause damage to the Company in amounts difficult to ascertain.  Accordingly, the Company shall be entitled to the remedies of injunction and specific performance, or either of such remedies, as well as to all other legal or equitable remedies to which the Company may be entitled, including, without limitation, termination of the employment of Wang.

14.           Entire Agreement.  Wang hereby acknowledges receipt of a signed counterpart of this Agreement, and acknowledges that it is Wang’s entire Agreement with the Company with respect to the subject matter hereof, thereby superseding any previous oral or written understanding or agreements with the Company or any officer or representative of the Company.  Nothing in this Agreement shall be deemed to be a contract of employment for a definite period of time, or to limit the right of the Company to terminate the employment of the Wang, with or without cause.

15.           Severability.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provisions shall be severed or otherwise modified as may best preserve the intention of the parties hereto, and the Agreement as so modified shall remain in full force and effect.

16.           Successors and Assigns.  This Agreement shall be binding upon Wang’s heirs, executors, administrators and other legal representatives, and is for the benefit of the Company, it successors and assigns.

17.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of New York without regard to its choice of law provisions.

IN WITNESS WHEREOF, the parties hereby set their hands as of this _____ day of ____________________, 2010.

Shengkai Innovations, Inc

By:
Wang Chen
Address:	Address:

No. 27, Wang Gang Road,
Jin Nan (Shuang Gang) Economic and
Technology Development Area,
Tianjin, People’s Republic of China 300350

Exhibit E

Guo Chuanye Non-Disclosure Letter Agreement

ANNEX III

Form of Employee Confidentiality and Rights Agreements

[Refer to Exhibits B, C, and D of the Form of Trade Secret Identification and Confirmatory Assignment provided in Annex II above]

ANNEX IV

Form of Lock-Up Agreement

Lock-Up Agreement

November __, 2010

The undersigned understands that Maxim Group LLC and Global Hunter Securities, LLC (each, a “Underwriter,” and collectively, the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Shengkai Innovations, Inc., a Florida corporation (the “Company”), providing for the issuance (the “Offering”) by the Company of shares of common stock, par value $0.001 per share, of the Company (the “Shares”).

In consideration of the foregoing  and in order to induce the Underwriters to participate as the underwriters in the Offering, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Underwriters, it will not, during the period (the “Lock-Up Period”) commencing on the closing date of the Offering and ending on the date that is 365 days after the date of the filing of the final prospectus supplement relating to the Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for Shares, or (2) establish or increase a “put equivalent position” or liquidate or decrease a “call equivalent position” (in each case within the meaning of the general rules and regulations promulgated under Section 16a-1 of the Securities Exchange Act of 1934, as amended), and with respect to any Relevant Security (as defined in the Underwriting Agreement), or otherwise enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Shares or such other securities, in cash or otherwise.  Notwithstanding the foregoing, the undersigned may transfer Shares without the prior consent of the Underwriters in connection with (a) transactions relating to Shares or other securities of the Company acquired in open market transactions after the completion of the Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be voluntarily made in connection with subsequent sales of Shares or other securities acquired in such open market transactions, (b) if the undersigned is an individual, transfers of Shares or any security convertible into Shares as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member; provided that in the case of any transfer or distribution pursuant to clause (b), each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter agreement, (c) transfer of Shares to a charity or educational institution, (d) if the undersigned is, or directly or indirectly controls, a corporation, partnership, limited liability company or other business entity, any transfers of Shares to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be, if, in any such case, such transfer is not for value, or (e) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer of Shares made by the undersigned (i) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement or (ii) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate of the undersigned and such transfer is not for value. In addition, the undersigned agrees that during the Lock-Up Period and except for the Prospectus relating to the Offering, without the prior written consent of the Underwriters, it will not make any demand for or exercise any right with respect to the registration of any Shares or any security convertible into or exercisable or exchangeable for Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Shares except in compliance with this letter agreement.

If (i) the Company issues an earnings release or material news, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release, unless the Underwriter waives such extension.

The undersigned understands that the Company and the Underwriters are relying upon this letter agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s legal representatives, heirs, successors and assigns.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will be made only pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

(Name):

(Address

ANNEX V

Opinion of Sichenzia Ross Friedman Ference LLP

[Filed as Exhibit 5.1 to this Report]

ANNEX VI

Form of Opinion of Harney Westwood & Riegels

Harney Westwood & Riegels Craigmuir Chambers PO Box 71, Road Town Tortola VG1110, British Virgin Islands Tel: +1 284 494 2233 Fax: +1 284 494 3547 www.harneys.com

[ date ] November 2010	Your Ref

Our Ref 039146.0002/TSM

BY: EMAIL & COURIER	Doc ID 2865447_2

ADDRESSEE
ADDRESS

(the “Addressee”)

Dear Sirs

Shen Kun International Limited, Company No. 1442191 (the “Company”)

1.	We are lawyers qualified to practise in the British Virgin Islands and have been asked to advise as to the Company in connection with a underwritten public offering (the “Offering”).

2.	For the purpose of this opinion, we have examined the following documents and records:

(a)	a copy of the Memorandum and Articles of Association and Certificate of Incorporation of the Company obtained from the British Virgin Islands Registry of Corporate Affairs on 15 November 2010;

(b)	a copy of a director’s certificate dated [ ] November 2010 signed by the director [ ] , as attached and marked Appendix I (the “Director’s Certificate”); and

(c)	information revealed by our searches of:

(i)
the records and information certified by Offshore Incorporations Limited, the registered agent of the Company, on [●] of the statutory documents and records maintained by the Company at its registered office, including a copy of the register of members;

(ii)	the public records of the Company on file and available for inspection at the Registry of Corporate Affairs, Road Town, Tortola, British Virgin Islands on [●]; and

(iii)	the records of proceedings on file with, and available for inspection on [●] at the High Court of Justice, British Virgin Islands,

(the “Searches”).

The above are the only documents or records we have examined and the only enquiries we have carried out. In particular we have made no enquiries as to matters of fact other than the Searches.

3.	For the purposes of this opinion we have assumed without further enquiry:

(a)
the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies and the authenticity of such originals, and the genuineness of all signatures and seals;

(b)	the accuracy of any and all representations of fact expressed in or implied by the documents we have examined;

(c)	that the information indicated by the Searches is complete and remains true and correct; and

(d)	that no resolution of the members of the Company has been passed limiting the powers of the directors.

4.	Based on the foregoing, and subject to the qualifications expressed below, our opinion is as follows:

(a)	Existence and Good Standing.

The Company is a company duly incorporated with limited liability for an unlimited duration under the BVI Business Companies Act, 2004, and is validly existing and in good standing under the laws of the British Virgin Islands.  It is a separate legal entity and is subject to suit in its own name.

(b)	Shares and Shareholding Structure.

(i)	The Company is authorized to issue maximum of 50,000 shares of a single class with a par value of US$1.00.

(ii)	[ ] shares are issued and outstanding (the “Shares”).

(iii)	The sole legal registered shareholder of the Company is Shengkai Innovations, Inc.

(iv)	The Shares are issued, paid for and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue of the shares).

(c)           High Court Searches.

No court proceedings pending against the Company are indicated by our searches of the British Virgin Islands High Court Registry referred to at paragraph 2(c)(iii).

2

(d)           Registry Searches.

On the basis of our searches of the British Virgin Islands Registry of Corporate Affairs and the British Virgin Islands High Court Registry referred to at paragraphs 2(c)(ii) and 2(c)(iii) respectively, no currently valid order or resolution for liquidation of the Company and no current notice of appointment of a receiver over the Company or any of its assets appears on the records maintained in respect of the Company at the Registry of Corporate Affairs, but it should be noted that failure to file notice of appointment of a receiver does not invalidate the receivership but merely gives rise to penalties on the part of the receiver.

5.
This opinion is confined to the matters expressly opined on herein and given on the basis of the laws of the British Virgin Islands as they are in force and applied by the British Virgin Islands courts at the date of this opinion.  We have made no investigation of and express no opinion on the laws of any other jurisdiction. We express no opinion as to matters of fact. We express no opinion with respect to the commercial terms of the Offering.

6.
This opinion is rendered for the benefit of the Addressee and the benefit of their legal counsel (in that capacity only) in connection with the issues addressed above only.  It may not be disclosed to or relied on by any other party or for any other purpose.

Yours faithfully

3

ANNEX VII

Form of Opinion of Deheng Law Offices

德恒律师事务所 Deheng Law Offices

12/F, Tower B, Focus Place, No.19 Finance Street	Tel: (86) 010-66575888
Beijing, P.R. China 100033	Fax: (86) 010-65232181
中国 • 北京西城区金融街19号	Website: www.dehenglaw.com

富凯大厦B座12层 邮编：100033	E-mail: DeHeng@ dehenglaw.com

November __, 2010

To: Tianjin Shengkai Industrial Technology Development Co., Ltd.
Room1-325, No.122, Dongting Road, Development Zone, Tianjin, PRC

Shengkai Innovations, Inc.
No. 27, Wang Gang Road, Jin Nan (Shuang Gang) Economic and Technology Development Area, Tianjin, People’s Republic of China 300350

We are qualified lawyers of the People’s Republic of China (the “PRC”, for the purpose of this legal opinion, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan) and are qualified to issue this legal opinion (the “Opinion”) based on the PRC Laws.

We have acted as the PRC legal counsel for Tianjin Shengkai Industrial Technology Development Co., Ltd. and Shengkai Innovations Inc. (the “Company”) in connection with the PRC legal issues of the Offering of the Shares of the Company as defined under the Underwriting Agreement.

This Opinion delivered to you concerns, inter alia: (1) the legal ownership structure of the PRC Companies; (2) the legality and validity of the Restructuring Transactions under the PRC Laws, (3) the legality of the business operations of the PRC Companies as described below; (4) certain matters relating to the Underwriting Agreement; and (5) certain other matters as set forth below.

In arriving at the opinion expressed below, we have assumed without independent investigation or inquiry (collectively, the “Assumptions”):

i.
All signatures, seals and chops are genuine, each signature on behalf of a party thereto is that of a person duly authorized to execute the same, all documents submitted to us (“Documents”) as originals are authentic, and all Documents  as certified or photostatic copies conform to the originals;

ii.
Each of the parties to the Documents other than PRC Companies is duly organized and is validly existing in good standing under the laws of its jurisdiction of organization and/or incorporation; each of them, other than PRC Companies, has full power and authority to execute, deliver and perform its obligations under the Documents to which it is a party in accordance with the laws of its jurisdiction of organization;

iii.	The Documents that were presented to us remain in full force and effect on the date of this Opinion and have not been revoked, amended or supplemented;

iv.	The laws of any country other than PRC which may be applicable to the execution, delivery, performance or enforcement of the Documents are complied with;

v.
All the government approval authorities mentioned in the Documents have the power, right or due authorization to approve the relevant matters on which it has delivered the approvals, permits, licenses or certificates, as the case may be;

vi.
All the explanations and interpretations provided by the government officers, which duly reflect the official position of the relevant governmental authorities, and all factual statements, but not legal conclusion or statements of law, provided by the Company, Shen Kun International Limited, including but not limited to the statements set forth in the Documents, are complete, true and correct.

This Opinion is rendered on the basis of the PRC Laws effective as of the date hereof.  There is no assurance that any of such laws will not be changed, amended or replaced in the immediate future or in the longer term with or without retrospective effect. We do not purport to be expert on and do not purport to be generally familiar with or qualified to express opinions based on any laws other than the PRC Laws and accordingly express or imply no opinion herein based upon any laws other than the PRC Laws.

Based on the foregoing, we are of the opinion that:

A.	Definitions

In addition to the terms defined in the context of this Opinion, the following capitalized terms used in this Opinion shall have the meanings ascribed to them as follows:

(a)	“Government Agencies” means any competent government authorities, courts, arbitration commissions, or regulatory bodies of the PRC.

(b)
“Governmental Authorization” means any approval, consent, permit, authorization, filing, registration, exemption, waiver, endorsement, annual inspection, qualification and license required by the applicable PRC Laws to be obtained from any Government Agency.

(c)	“Group Companies” means the Company, Shen Kun International Limited, the PRC Subsidiaries and the Variable Interest Entity.

(d)
“Intellectual Property” means all of the following types of intangible assets: (a) patents (including utility model patents) and patent applications; (b) database rights; (c) copyrights, copyright registrations and applications therefore; (d) trademarks, trade names and registrations and applications therefore; and (e) domain names, as listed in the Schedule 3 hereto.

(e)	“PRC Companies” means the PRC Subsidiaries and the Variable Interest Entity.

(f)
“PRC Laws” means any and all laws, regulations, statutes, rules, decrees, notices, and supreme court’s judicial interpretations currently in force and publicly available in the PRC as of the date hereof.

(g)
“PRC Subsidiaries” means Shengkai (Tianjin) Limited, a wholly foreign-owned enterprise incorporated under the PRC Laws, and Shengkai (Tianjin) Trading Ltd., a limited liability company incorporated under the PRC Laws which is wholly owned by Shengkai (Tianjin) Limited.

(h)
“Prospectus” means the Company’s Registration Statement on Form S-3, including all amendments or supplements thereto, initially filed with Securities and Exchange Commission under the U.S. Securities Act of 1933, as amended, on June 3, 2010, relating to the follow-on offering by the Company.

(i)
“Restructuring Transactions” means the transactions relating to (i) the establishment of the PRC Subsidiaries, the Variable Interest Entity, (ii) any and all direct and indirect changes in shareholders’ equity interests in the PRC Subsidiaries, the Variable Interest Entity and (iii) any and all arrangements establishing control among Shengkai (Tianjin) Limited, the Variable Interest Entity and/or the shareholders of the Variable Interest Entity as described in the Prospectus.

(j)
“SAFE Rules” means the Circular on Issues relating to the Administration of Foreign Exchange in Fund-Raising and Reverse Investment Activities of Domestic Residents Conducted via Offshore Special Purpose Companies issued by the State Administration of Foreign Exchange of the PRC (“SAFE”) on October 21, 2005 and related rules and regulations currently in force and publicly available in the PRC as of the date hereof.

(k)	“Variable Interest Entity” means Tianjin Shengkai Industrial Technology Development Co., Ltd., a company incorporated under the PRC Laws.

Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Underwriting Agreement and the Prospectus.

(B)  Opinions

(i)
The PRC Subsidiaries have been duly organized and are validly existing as the PRC companies with limited liability and full legal person status under the PRC Laws.  Shengkai (Tianjin) Limited is duly qualified as a foreign invested enterprise under the PRC Laws.   Shengkai (Tianjin) Trading Co., Ltd. has been duly organized and is validly existing as an enterprise re-invested by Shengkai (Tianjin) Limited under the PRC Laws. The Variable Interest Entity has been duly organized and is validly existing as a PRC domestic company with limited liability and full legal person status under the PRC Laws.

(ii)
The articles of association and business license of each of the PRC Companies comply with the requirements of the applicable PRC Laws and are in full force and effect.  The business carried out by each PRC Company as described in the Prospectus complies with its articles of association in effect and is within the business scope described in its current business license.

(iii)
All of the registered capital of each of the PRC Companies has been fully paid in accordance with PRC Laws.  Each of the PRC Companies has duly obtained all Governmental Authorizations that are required under PRC Laws for the ownership interest by its respective shareholders as set out in Schedule 1 hereto of its equity interests.  All of the equity interests of each of the PRC Companies are legally owned directly by the entities or individuals in the percentages as set out in Schedule 1 hereto after the respective names of the PRC Companies.  To the best of our knowledge after due inquiry, except for the pledges on such equity interests disclosed in both the Prospectus and Schedule 1 hereto, all of the equity interests of each of the PRC Companies are free and clear of all liens, charges or any other encumbrances, equities or claims or any third party right.

(iv)
As confirmed by the Company and to the best of our knowledge after due inquiry, except for the PRC Companies, the Company has no other subsidiaries in the PRC and does not own or control, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or any other person in the PRC.

(v)
To the best of our knowledge after due inquiry, none of the PRC Companies has taken any action nor have any steps been taken or legal or administrative proceedings been commenced or threatened for the winding up, dissolution, bankruptcy or liquidation, or for the appointment of a liquidation committee or similar officers in respect of the assets of any of the PRC Companies, or for the suspension, withdrawal, revocation or cancellation of any of the business licenses of the PRC Companies.

(vi)
Each of the PRC Companies has full legal right, power and authority (corporate and other) to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in its business license and is duly qualified to transact business in the PRC where it owns or uses or leases properties, conducts any business.  Each of the PRC Companies has all Governmental Authorizations to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in its business license and such Governmental Authorizations contain no materially burdensome restrictions or conditions not described in the Prospectus.  To the best of our knowledge after due inquiry, (A) each of the PRC Companies is in compliance with the provisions of such Governmental Authorizations in all material respects, (B) none of the PRC Companies has received any notification of proceedings relating to the modification, suspension or revocation of any such Governmental Authorizations, and (C) no circumstances have arisen to make us believe that any of such Governmental Authorizations may be revoked, suspended, cancelled or withdrawn or (where relevant) cannot be renewed upon its expiration date.

(vii)
To the best of our knowledge after due inquiry, none of the PRC Companies is, in all material respects, in breach or violation of or in default under (A) its articles of association or business license, (B) any obligation, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness governed by the PRC Laws, (C) the terms or provisions of any material contracts entered into by the PRC Companies, (D) any other obligation, license, lease, contract or other agreement or instrument governed by the PRC Laws to which any of the PRC Companies is a party or by which any of them may be bound or affected, or (E) any PRC Laws, or any decree, judgment or order of any Government Agency or any court in the PRC.

(viii)
Except as disclosed in the Prospectus, each PRC Company has legal and valid title to all of the real properties that it owns, free and clear of all liens, charges, encumbrances, equities, claims, defects, options and restrictions.  Each lease agreement to which a PRC Company is a party is duly executed and legally binding, and the leasehold interests of each PRC Company is free from liens, pledge and restrictions and are protected by the terms of the lease agreements, which are valid, binding and enforceable in accordance with their respective terms under PRC Laws.

(ix)
To the best of our knowledge after due inquiry, each PRC Company owns or has valid licenses in full force and effect or otherwise has the legal right to use all Intellectual Property currently owned by it in connection with the business currently operated by it, which is listed in Schedule 3 hereto.  To the best of our knowledge after due and reasonable inquiry, none of the PRC Companies possesses any other material Intellectual Property except as listed in Schedule 3.  To the best of our knowledge after due and reasonable inquiry, we are not aware that, (A) there are any rights of third parties in the PRC to any of the Intellectual Property owned by the PRC Companies; (B) there is any pending or threatened action, suit, proceeding or claim by others challenging the PRC Companies’ rights to, or the violation of any of the terms of, any of their Intellectual Property within the territory of the PRC; (C) there is any pending or threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any of the PRC Companies’ Intellectual Property within the territory of the PRC; (D) there is any pending or threatened action, suit, proceeding or claim by others that any of the PRC Companies infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property of others within the territory of the PRC.

(x)
As confirmed by the PRC Companies and to the best of our knowledge after due inquiry, no labor dispute or disturbance involving the employees of the PRC Companies exists, is imminent or threatened; each of the PRC Companies has complied in all material respects with all employment, labor and other similar laws applicable to the PRC Companies and has made all welfare contributions for its employees as required under the PRC laws in accordance with the written confirmation letters respectively issued by Development Zone Branch of Tianjin Social Insurance Fund Management Center on November 5, 2010 and Hexi Management Department of Tianjin Housing Fund Management Center on November 11, 2010, and each of the PRC Companies has entered into a labor contract with each of its employees, and the labor contracts or employment agreements entered by each of the PRC Companies with its employees are in compliance with the PRC laws.

(xi)	As confirmed by the PRC Companies and to the best of our knowledge after due inquiry, each of the PRC Companies has no outstanding guarantees other than as disclosed in the Prospectus.

(xii)
Except as disclosed in the Prospectus, Shengkai (Tianjin) Limited has full power and authority to effect dividend payments and remittances thereof outside the PRC in United States dollars provided that the procedural formalities required by the competent foreign exchange authorities shall be completed on a timely basis in accordance with the relevant PRC Laws on foreign exchange regulations; as confirmed by the PRC Companies and to the best of our knowledge after due inquiry, none of the PRC Companies are currently prohibited, directly or indirectly, by the PRC Laws from distributing any dividend to its shareholders.

(xiii)
Under the PRC Enterprise Income Tax Law (“EIT Law”) and its implementation rules and the Circular of the State Administration of Taxation on Issues Concerning the Identification of China-controlled Overseas-registered Enterprises as Resident Enterprises on the Basis of the Standard of Actual Management Organization dated on April 22, 2009 (“SAT Circular 82”), if the Company is regarded as a PRC resident enterprise as defined in the EIT Law, the non-PRC holders of the shares of the Company who are also not PRC taxpayers as defined in the EIT Law will be subject to withholding tax, income tax or any other taxes or duties imposed by any governmental agency of the PRC in respect to any payments, dividends or other distributions made on Company shares.

(xiv)
To the best of our knowledge after due inquiry and as confirmed by the PRC Companies, all returns, reports or filings required to have been made in respect of any of the PRC Companies for taxation purposes under the PRC laws have been made by the PRC Companies and are not subject to any dispute with the relevant tax, revenue or other appropriate authorities; to the best of our knowledge after due inquiry, all taxes and other assessments of a similar nature including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such authorities have been paid in full, and none of the PRC Companies has committed any breach of the relevant PRC tax laws and regulations in accordance with the letter of confirmation issued by No. Fist Branch of Tianjin State Taxation Bureau on August 27, 2010.

(xv)
To the best of our knowledge after due inquiry, except for those matters of non-compliance which would not have a material adverse effect on the results of operations or the financial condition of each of the PRC Companies and except as described in the Registration Statement, each of the PRC Companies (a) is in compliance with all PRC environmental protection laws, orders, rules and regulations; and (b) has obtained all permits, licenses or other approvals required of it under such applicable PRC environmental protection laws, orders, rules or regulations to conduct its businesses, as described in the Registration Statement.

(xvi)
The description of the Restructuring Transactions of the PRC Companies and the Control Agreements (as defined below) set forth in the Prospectus are true and accurate in all material respects and nothing has been omitted from such description which would make the same misleading in any material respects. The corporate structure of the PRC Companies (including the shareholding structure of each of the PRC Companies) as described in the Prospectus complies and, immediately after the Offering and sale of the Shares, will comply with applicable PRC Laws, and does not violate, breach, contravene or otherwise conflict with any applicable PRC Laws.

(xvii)
Schedule 2 hereto sets forth a true, complete and correct list of all the current contractual arrangements and agreements (the “Control Agreements”).  Each of the Control Agreements is, and all of the Control Agreements taken as a whole are legal, valid, enforceable and admissible as evidence against the PRC Companies and the shareholders of the Variable Interest Entity under the PRC laws, and constitute(s) valid and legally binding documents on the parties thereto, and enforceable in accordance with its terms thereunder and relevant PRC laws.  Each of the Control Agreements is in proper legal form under the PRC laws for the enforcement thereof against each of the PRC Companies and the shareholders of the Variable Interest Entity without any further action to be taken in the PRC by any of the PRC Companies and the shareholders of the Variable Interest Entity other than those already taken; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Control Agreements in the PRC, all government authorizations for the execution, delivery, performance and enforcement by each of the PRC Companies and their shareholders in respect of the Control Agreements have been obtained as required by the PRC laws.

(xviii)
The consummation of the Restructuring Transactions has been in compliance with the PRC Laws; all necessary Governmental Authorizations for the Restructuring Transactions have been obtained, made and taken and are in full force and effect; all necessary steps for the Restructuring Transactions, insofar as the PRC Laws are concerned, have been taken and all consents required from respective parties have been obtained and are in full force and effect; the relevant documents for the Restructuring Transactions that are governed by the PRC Laws constitute legal, valid and binding obligations of all the parties thereto, enforceable against all the parties thereto, in accordance with their terms.

(xix)
To the best of our knowledge after due inquiry, there are no current or pending legal, arbitration or governmental proceedings, regulatory or administrative inquiries or investigations, or other governmental decisions, rulings, orders, demands, actions or initiatives before any court, arbitration body or any Government Agencies in the PRC to which any of the Group Companies is a party or of which any property of the Group Companies is the subject; and to the best of our knowledge after due inquiry, no such proceedings, inquiries, investigations, decisions, rulings, orders, demands, actions or initiatives are threatened or contemplated by any Governmental Agency or threatened by others in the PRC.

(xx)
To the best of our knowledge after due inquiry, the PRC Companies have duly completed all relevant Governmental Authorizations required under the SAFE Rules; each of the shareholders and option holders of the Company who are PRC citizens or residents, including shareholders and option holders of the Company that are directly or indirectly owned or controlled by PRC citizens or residents, has duly completed all relevant Governmental Authorizations required under the SAFE Rules, but only insofar as such relevant Governmental Authorizations required arose from such person’s ownership interest in the Company or by being the Company’s option holders.

(xxi)
The application of the net proceeds to be received by the Company from the Offering as contemplated by the Prospectus, will not contravene any PRC Laws, or the articles of association or business license of any PRC Companies or, to the best of our knowledge after due inquiry, contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon any PRC Companies, or any judgment, order or decree of any Governmental Agency.

(xxii)
The statements set forth in the Prospectus insofar as such statements describe or summarize PRC legal or regulatory matters, or documents, agreements or proceedings governed by PRC Laws, are correct and fairly present or fairly summarize in all material respects the PRC legal and regulatory matters, documents, agreements or proceedings referred to therein; and such statements did not contain an untrue statement of a material fact, and did not omit to state any material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.

(xxiii)
No Government Authorization from any Governmental Agency is required in connection with (A) the execution, delivery and performance by the Company of the Underwriting Agreement, (B) the issuance and sale of the Shares, (C) compliance by the Company with all of the provisions of the Underwriting Agreement, and (D) consummation by the Company of the transactions contemplated by the Underwriting Agreement.

(xxiv)
On August 8, 2006, six PRC Government Agencies, namely, the Ministry of Commerce (the “MOFCOM”), the State Assets Supervision and Administration Commission, the State Administration of Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”), and SAFE, jointly issued the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Regulation”), which became effective on September 8, 2006, as amended on June 22, 2009 to regulate foreign investment in PRC domestic enterprises. The M&A Regulation contains provisions purporting, among other things, to require offshore special purpose vehicles (the “SPVs”) that are (1) formed for the purpose of overseas listing of equity interests in PRC companies via acquisition of domestic companies, and (2) directly or indirectly controlled by PRC companies and/or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on overseas stock exchanges.  On September 21, 2006, pursuant to the M&A Regulation and other PRC Laws, the CSRC published a notice on its website specifying the documents and materials that SPVs are required to submit when seeking the CSRC approval for their listings outside of China (the “CSRC Procedure”). As of the date of this Opinion, the CSRC has not issued any definitive rule or interpretation concerning whether offerings like this Offering are subject to this new procedure.

Based on our understanding of the current PRC Laws publicly available as of the date hereof, we believe that neither MOFCOM nor CSRC approval is required in the context of this Offering.

(xxv)
The (A) execution, delivery and performance by the Company of the Underwriting Agreement, (B) the issuance and sale of the Shares, (C) compliance by the Company with all of the provisions of the Underwriting Agreement, and (D) consummation by the Company of the transactions contemplated by the Underwriting Agreement, do not and will not (i) result in any violation of the business license, articles of association or Government Authorizations of any of the PRC Companies; (ii) result in any violation of, or penalty under, any PRC Laws; or (iii) to the best of our knowledge after due inquiry, conflict with or result in a breach or violation, in all material respects, of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the PRC Companies is a party or by which any of them is bound or to which any of their properties or assets is subject in the PRC.

(xxvi)
The choice of the laws of the State of New York as the governing law of the Underwriting Agreement is a valid choice of law under the laws of the PRC.  The PRC courts may recognize and enforce foreign judgments in accordance with the PRC Civil Procedures Law and other related PRC Laws based either on treaties between the PRC and the country where the judgment is made or on reciprocity between jurisdictions.

(xxvii)
The indemnification and contribution provisions set forth in the Underwriting Agreement do not contravene the PRC Laws; and to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement in the PRC, it is not necessary that any such document be filed or recorded with any Governmental Agency.

(xxviii)
As a matter of PRC Laws, each of the Group Companies and each of the equity holders of the Variable Interest Entity can sue and be sued in its own name in the PRC subject to the acceptance by the competent PRC courts and compliance with relevant PRC civil procedural requirements; none of the PRC Companies or any of their respective properties, assets or revenues, is entitled to any right of immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any court in the PRC, service of process, attachment prior to or in aid of execution of judgment, or other legal process or proceeding for the granting of any relief or the enforcement of any judgment in the PRC in connection with the transaction contemplated by the Underwriting Agreement.

(xxix)
Except as disclosed in the Registration Statement, the General Disclosure Package and the Final Prospectus, other than potential withholding PRC taxes on holders of the Shares who are non-residents of the PRC in respect of (A) any payments, dividends or other distributions made on such Shares or (B) gains made on sales of the Shares between non-residents of the PRC in connection with the transactions contemplated by the Underwriting Agreement consummated outside the PRC, no other stamp or issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of any Group Company to any Governmental Agency in connection with (A) the creation, issuance, sale and delivery of the Shares, (B) the sale and delivery by the Company of the Shares to or for the accounts of the Underwriters in the manner contemplated in the Underwriting Agreement, (C) the execution, delivery and performance of the Underwriting Agreement by the parties thereto, or (D) the sale and delivery outside of the PRC by the Underwriters of the Shares to the initial purchasers thereof in the manner contemplated in the Prospectus unless the purchasers thereof are subject to such taxes in respect of the Shares by reason of being connected with the PRC other than by reason solely of the holding of the Shares or receiving payments in connection therewith.

(xxx)
Under PRC Laws, no holder of the Shares who is not a PRC resident will be subject to a requirement to be licensed or otherwise qualified to do business or be deemed domiciled or resident in the PRC, by virtue only of holding such Shares.

(xxxi)	There are no reporting obligations to any Governmental Agency under PRC Laws on the holders of the Offering Securities who are not PRC residents.

(xxxii)
Nothing has come to our attention that causes us to believe, insofar as the PRC Laws or documents, agreements or proceedings governed by PRC Laws are concerned, that (A) any part of the Registration Statement (other than the financial statements, the related schedules and other financial data included therein, as to which we express no opinion), as of its effective date or as of the closing date of the Offering, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) that the Prospectus (other than the financial statements, the related schedules and other financial data included therein, as to which we express no opinion), as of its issue date or as of the closing date of the Offering, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and that (C) the General Disclosure Package (as such term is defined in the Underwriting Agreement, but other than the financial statements, the related schedules and other financial data included therein, as to which we express no opinion), as of the Applicable Time (as such term is defined in the Underwriting Agreement) or as of the closing date of the Offering, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

This Opinion is strictly limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressed stated herein.  The opinions expressed herein are rendered only as of the date hereof, and we assume no responsibility to advise you of facts, circumstances, events or developments that hereafter may be brought to our attention and that may alter, affect or modify the opinion expressed herein.

This Opinion is given solely for the benefit of the persons to whom it is addressed. It may not, without our prior written consent, be relied upon by anyone else or used for any other purpose.

[Signature Page Follows]

Yours faithfully,

Beijing DeHeng Law Office

Schedule 1: The Shareholding Structure of the PRC Companies

1. The shareholding structure of the Variable Interest Entity:

Shareholders	Capital Contribution (RMB Million)	Percentages of Capital Contribution (%)	Encumbrances
Wang Chen	45.6896	72.61	Pledge to Shengkai (Tianjin) Limited
Guo Wei	8.5312	13.56	Pledge to Shengkai (Tianjin) Limited
Zhang Ying	0.0720	0.11	Pledge to Shengkai (Tianjin) Limited
Miao Yang	0.0720	0.11	Pledge to Shengkai (Tianjin) Limited
Chen Fang	0.0720	0.11	Pledge to Shengkai (Tianjin) Limited
Wu Yanping	0.0555	0.09	Pledge to Shengkai (Tianjin) Limited
Liu Naifan	0.0555	0.09	Pledge to Shengkai (Tianjin) Limited
Zhao Yanqiu	4.1920	6.66	Pledge to Shengkai (Tianjin) Limited
Ji Haihong	4.1920	6.66	Pledge to Shengkai (Tianjin) Limited
Total	62.9318	100	Pledge to Shengkai (Tianjin) Limited

2. The shareholding structure of Shengkai (Tianjin) Limited:

Shareholder	Capital Contribution (USD Million)	Percentages of Capital Contribution (%)	Encumbrances
Shen Kun International Limited	17.78	100	None

3. The shareholding structure of Shengkai (Tianjin) Trading Ltd.:

Shareholder	Capital Contribution (RMB Million)	Percentages of Capital Contribution (%)	Encumbrances
Shengkai (Tianjin) Limited	0.5	100	None

Schedule 2: The Control Agreements

1.	Loan Agreement

Signed by and between Shengkai (Tianjin) Limited and the shareholders of the Variable Interest Entity on May 30, 2008.

2.	Consigned Management Agreement

Signed by and among Shengkai (Tianjin) Limited, the Variable Interest Entity and its shareholders on May 30, 2008.

3.	Technology Service Agreement

Signed by and among Shengkai (Tianjin) Limited, the Variable Interest Entity and its shareholders on May 30, 2008.

4.	Exclusive Purchase Option Agreement

Signed by and among Shengkai (Tianjin) Limited, the Variable Interest Entity and its shareholders on May 30, 2008.

5.	Equity Pledge Agreement

Signed by and among Shengkai (Tianjin) Limited, the Variable Interest Entity and its shareholders on May 30, 2008.

6.	Supplementary Agreement to Equity Pledge Agreement

Signed by and among Shengkai (Tianjin) Limited, the Variable Interest Entity and its shareholders on November 16, 2010.

7.	Supplementary Agreement to Exclusive Purchase Option Agreement

Signed by and among Shengkai (Tianjin) Limited, the Variable Interest Entity and its shareholders on November 16, 2010.

Schedule 3: List of the Intellectual Property

1. Patent of the Variable Interest Entity

No.	Title	Patent No.	Gazette Date	Type	Valid Term
1	External composite armor plate for tank（用于坦克的外挂式复合装甲板）	ZL 2004 2 0029600.2	08/03/2005	Utility model	Ten years as of August 24, 2004
2	The new V-shaped channel spherical valve（V形通道的新型球阀）	ZL 2004 2 0029601.7	08/03/2005	Utility model	Ten years as of August 24, 2004
3	Cavitation and erosion-resistant high-pressure adjusting valve（抗冲刷耐汽蚀高压差调节阀）	ZL 2004 2 0029602.1	08/03/2005	Utility model	Ten years as of August 24, 2004
4	New ceramic three links valve（新型陶瓷三通换向阀）	ZL 2004 2 0029603.6	08/03/2005	Utility model	Ten years as of August 24, 2004
5	New ceramic replica valve（新型陶瓷翻板阀）	ZL 2004 2 0029885.X	11/09/2005	Utility model	Ten years as of October 10, 2004
6	Anti-fouling ceramic seal discharge valve（防积灰陶瓷密封卸料闸阀）	ZL 2004 2 0029887.9	12/07/2005	Utility model	Ten years as of October 10, 2004
7	Reciprocating sliding dual-plate ceramic sealing valve（往复滑动式双闸板陶瓷密封闸阀）	ZL 2004 2 0029886.4	02/01/2006	Utility model	Ten years as of October 10, 2004
8	Preventing slag at the bottom of the wedge and abrasion-resistant ceramic slag-off valve（防止底部积渣且耐磨的楔式陶瓷导渣闸阀）	ZL 2004 2 0029889.8	02/01/2006	Utility model	Ten years as of October 10, 2004

9	High temperature and high pressure ceramic stop valve in power station（电站用高温高压陶瓷截止阀）	ZL 2004 2 0029890.0	02/01/2006	Utility model	Ten years as of October 10, 2004
10	Ceramic valve with purge device（带有吹扫装置的轻型陶瓷闸阀）	ZL 2008 2 0002560.0	12/24/2008	Utility model	Ten years as of January 22, 2008
11	Fine-tuning ceramic adjusting valve（微调型陶瓷调节阀）	ZL 2008 2 0002567.2	12/24/2008	Utility model	Ten years as of January 22, 2008
12	Ceramic seal switching valve（陶瓷密封切换阀）	ZL 2008 2 0002566.8	12/24/2008	Utility model	Ten years as of January 22, 2008
13	Eccentric anti-seize abrasion-resistant spherical valve（偏心防卡耐磨损球阀）	ZL 2008 2 0002564.9	12/24/2008	Utility model	Ten years as of January 22, 2008
14	Throttle ceramic valve（节流型陶瓷闸阀）	ZL 2008 2 0002561.5	01/21/2009	Utility model	Ten years as of January 22, 2008
15	Spherical ceramic adjusting valve（全球形陶瓷调节阀）	ZL 2008 2 0002562.X	01/28/2009	Utility model	Ten years as of January 22, 2008
16	Fast-opening ceramic adjusting valve（快开型陶瓷调节阀）	Zl 2008 2 0002565.3	01/28/2009	Utility model	Ten years as of January 22, 2008
17	Ceramic butterfly valve （陶瓷蝶阀）	ZL 2008 2 0002563.4	02/04/2009	Utility model	Ten years as of January 22, 2008
18	Hemispherical ceramic adjusting valve（半球形陶瓷调节阀）	ZL 2008 2 0002559.8	02/04/2009	Utility model	Ten years as of January 22, 2008

19	Ceramic spherical check valve（陶瓷球形止回阀）	ZL 2009 2 0179548.1	10/06/2010	Utility model	Ten years as of October 12, 2009
20	Three links ceramic stop valve（三通切换式陶瓷截止阀）	ZL 2009 2 0179544.3	09/29/2010	Utility model	Ten years as of October 12, 2009
21	Pneumatic ceramic seal cutout valve（气动陶瓷密封切断阀）	ZL 2009 2 0179546.2	10/06/2010	Utility model	Ten years as of October 12, 2009
22	An enhanced ceramic sphere（一种增强型陶瓷球体）	ZL 2009 2 0179545.8	11/03/2010	Utility model	Ten years as of October 12, 2009
23	Ceramic spherical stop valve（陶瓷球形截止阀）	200920179547.7	09/28/2009	Utility model	Ten years as of October 12, 2009
24	High pressure ceramic plate valve（高压陶瓷平板闸阀）	200920179550.9	09/10/2009	Utility model	Ten years as of October 12, 2009

2. Patent Applications of the Variable Interest Entity

No.	Title	Application No.	Application Date	Type	Situation
1	Ceramic seal swing check valve（陶瓷密封旋启式止回阀）	200920179549.6	10/12/2009	Utility model	Application is in the process of preliminary examination by the State Intellectual Property Office of the PRC ( “SIPO”)
2	Throttle ceramic stop valve（节流型陶瓷截止阀）	200920179551.3	10/12/2009	Utility model	Application is in the process of preliminary examination by SIPO
3	Ceramic jar cover （陶瓷缸套）	201020576395.7	10/26/2010	Utility model	Application is in the process of preliminary examination by SIPO
4	High temperature ceramic sprayer（高温陶瓷喷头）	201020576411.2	10/26/2010	Utility model	Application is in the process of preliminary examination by SIPO
5	Ceramic nozzle（陶瓷喷嘴）	201020576415.0	10/26/2010	Utility model	Application is in the process of preliminary examination by SIPO
6	Ceramic plunger pump（陶瓷柱塞泵）	201020576428.8	10/26/2010	Utility model	Application is in the process of preliminary examination by SIPO
7	Ceramic centrifugal pump（陶瓷离心泵）	201020576436.2	10/26/2010	Utility model	Application is in the process of preliminary examination by SIPO
8	Ceramic valve rod（陶瓷阀杆）	201020576439.6	10/26/2010	Utility model	Application is in the process of preliminary examination by SIPO
9	Ceramic plunger piston （陶瓷柱塞）	201020576448.5	10/26/2010	Utility model	Application is in the process of preliminary examination by SIPO
10	Thermocouple Protector（热电偶保护器）	201020576462.5	10/26/2010	Utility model	Application is in the process of preliminary examination by SIPO

3. Registered Trademark of the Variable Interest Entity

No.	Trademark Description	Certificate No.	Class	Valid Term	Situation
1	“SK”	No.1717597	No.6	From 02/21/2002 to 02/20/2012	Accepted by the Trademark Office of the State Administration of Industry and Commerce of the PRC( the “Trademark Office”)
2	“圣恺”	No.4152529	No.2	From 05/07/2007 to 05/06/2017	Accepted by Trademark Office
3	“圣恺”	No.4152532	No.20	From 05/07/2007 to 05/06/2017	Accepted by Trademark Office
4	“圣恺”	No.4152527	No.7	From 10/14/2006 to 10/13/2016	Accepted by Trademark Office
5	“圣恺”	No.4152528	No.6	From 10/14/2006 to 10/13/2016	Accepted by Trademark Office
6	“圣恺”	No.4152533	No.11	From 10/14/2006 to 10/13/2016	Accepted by Trademark Office

4. Domain Name of the Variable Interest Entity

No.	Domain Name	Registrant	Expiration Date
1	“Ceramicvalve.net”	Variable Interest Entity	04/13/2011
2	“Shengkai.com”	Variable Interest Entity	06/15/2014
3	“陶瓷截止阀.com”	Variable Interest Entity	04/13/2011
4	“陶瓷球阀.中国”	Variable Interest Entity	04/16/2011
5	“陶瓷调节阀.com”	Variable Interest Entity	04/13/2011
6	“陶瓷止回阀.com”	Variable Interest Entity	04/13/2011
7	“陶瓷阀门.com”	Variable Interest Entity	04/13/2011
8	“陶瓷闸阀.com”	Variable Interest Entity	04/13/2011